UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01766

Name of Registrant: Vanguard Wellesley Income Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2016 – September 30, 2017

Item 1: Reports to Shareholders

Annual Report | September 30, 2017
Vanguard Wellesley® Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control. We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	35
About Your Fund’s Expenses.	36
Trustees Approve Advisory Arrangement.	38
Glossary.	40

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2017, Vanguard Wellesley Income Fund returned 6.22% for Investor Shares, slightly more than its benchmark index and the average return of its peers.

• The fund allocates about 60% to 65% of its assets to investment-grade bonds.

During the period, Treasury yields rose across the curve. The fund’s fixed income portfolio performed in line with its benchmark, the Bloomberg Barclays U.S. Credit A or Better Bond Index (+0.97%). The advisor’s selections within industrial and financial bonds helped offset its ongoing underweighting of corporate bonds.

• The fund’s stock portfolio, which represents about 35% to 40% of its assets, modestly lagged its benchmark, the FTSE High Dividend Yield Index (+15.99%). Positive selection within consumer staples and energy helped relative performance most; these gains, however, were not enough to offset poor selection within health care and industrials.

• Over the decade ended September 30, 2017, the fund’s average annual return exceeded that of its benchmark and its peers.

Total Returns: Fiscal Year Ended September 30, 2017
Total
Returns
Vanguard Wellesley Income Fund
Investor Shares	6.22%
Admiral™ Shares	6.27
Wellesley Income Composite Index	6.08
Mixed-Asset Target Allocation Conservative Funds Average	6.10
For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended September 30, 2017
Average
Annual Return
Wellesley Income Fund Investor Shares	6.81%
Wellesley Income Composite Index	6.09
Mixed-Asset Target Allocation Conservative Funds Average	3.88
For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellesley Income Fund	0.22%	0.15%	0.81%

The fund expense ratios shown are from the prospectus dated January 27, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the fund’s expense ratios were 0.22% for Investor Shares and 0.15% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities—managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest. Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions and structures that empower shareholders and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2017

Advisor’s Report

For the 12 months ended September 30, 2017, Vanguard Wellesley Income Fund returned 6.22% for Investor Shares and 6.27% for the lower-cost Admiral Shares. The composite benchmark, which is weighted 65% Bloomberg Barclays U.S. Credit A or Better Bond Index and 35% FTSE High Dividend Yield Index, returned 6.08%.

On another note, we want to congratulate W. Michael Reckmeyer, III, of Wellington Management Company for completing a decade as a portfolio manager of the fund in August. We thank him for serving our shareholders with distinction.

The investment environment

Stock markets in the United States and abroad continued to rally over the period. The S&P 500 Index returned 18.61%, the MSCI World Index returned 18.83%, and the MSCI EAFE Index returned 19.65%. Within the United States, growth markets outperformed value, as the Russell 1000 Growth Index returned 21.94% and the Russell 1000 Value Index returned 15.12%.

The broad fixed income markets narrowly produced positive returns. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.07%. The higher-quality corporate bond market, driven by solid corporate earnings, performed better, returning 0.97% as measured by the Bloomberg Barclays U.S. Credit A or

Better Bond Index. The yield on the 10-year U.S. Treasury note closed at 2.33%, up from 1.60% a year ago.

Investors experienced strong global equity markets, bolstered by favorable economic data out of the United States and growth in Europe and China.

Following the November election of President Trump, the S&P 500 Index closed at record monthly highs, propelled by expectations that Trump would implement regulatory and tax reforms, increase fiscal stimulus, and increase infrastructure spending.

While the first nine months of Trump’s presidency have been marked by rising geopolitical tensions with North Korea and Russia, failure to overhaul health care reform, and economic devastation from a series of hurricanes, U.S. markets continued their rise on the news of positive corporate earnings, encouraging employment data, and healthy levels of household spending.

The U.S. Federal Reserve raised rates three times during the period, in December, March, and June. Monetary policy among developed markets turned slightly more hawkish, although the Fed did not raise rates in September. Chair Janet Yellen also laid out plans for balance-sheet normalization later in the year.

Investors, seeing robust economic data out of most developed markets, continued to search for yield. After U.S. Treasury yields rose sharply in the first three months of the period, they drifted back a bit on diminished expectations of fiscal stimulus and an overall lack of global inflation.

Despite uncertain political and economic environments, global equities and risk assets remained resilient into 2017. The outlook for euro zone stability strengthened with the election of Emmanuel Macron in France. Chinese manufacturing and services surprised on the upside, helping drive an upswing in global growth and an overall bullish market sentiment.

The fund’s successes

Sector allocation, a residual effect of our bottom-up security selection process, helped the stock portfolio’s relative results. An underweight allocation to telecommunication services (the one sector in the index to post negative returns) boosted results, as did a modestly overweight allocation to financials, which saw strong returns broadly.

Although security selection in the equity sleeve overall detracted, selection within consumer staples and energy lifted returns. Top relative contributors included Unilever, a lack of exposure to benchmark constituent AT&T, and an underweight to Exxon Mobil.

In the fixed income sleeve, gains within the corporate sector aided relative performance, as we had strong security selection within financials and industrials. Within the broader investment-grade credit sector, security selection within local agencies, taxable municipals, and sovereigns also contributed, as did our decision not to hold bonds issued by international agencies.

The fund’s shortfalls

The fixed income sleeve posted returns in line with the Bloomberg Barclays U.S. Credit A or Better Bond Index. Our structural underweighting of corporate bonds relative to the benchmark detracted. Underweight allocations to technology and basic industry issuers, along with a small out-of-benchmark allocation to agency mortgage pass-throughs, also weighed on relative returns.

In the stock portfolio, security selection within health care and industrials detracted, as did overweights to health care and energy. Our lack of exposure to benchmark constituents Boeing and AbbVie, along with our positions in AstraZeneca and Occidental Petroleum, detracted most from relative performance.

The fund’s positioning

The Fed continues to lead the way in global monetary tightening by allowing its balance sheet to shrink. The combined balance sheet of all major central banks, however, will continue to expand next year, albeit at a slower pace. It’s still uncertain how these policy measures will affect financial markets, but yields should increase, and we could see a rise in volatility as well.

In the United States, talk of tax reform has recently overshadowed discussions about health care, immigration, and trade. Delays and dysfunction have become part of the process in Washington, but we are hopeful that the approach of midterm elections will motivate legislators to push through tax cuts.

Economic expansion has been fairly moderate for a while, in terms of both growth and inflation. Consumer spending has been robust, and investment spending should be higher than expected—especially if tax cuts are coming in the next fiscal year. Manufacturers have cut inventories down to sufficient levels; this, combined with the dollar’s recent weakness, should lead to a positive production story in coming months.

Going into the end of the year, we have maintained our slightly short duration posture. Although we expect another rate hike from the Fed in December, we continue to anticipate a flatter yield curve and muted inflation expectations. Our overall positioning remains fairly unchanged from a year ago. We have, however, added more to corporate issues, reallocating from U.S. government and agency names.

On the equity side, the economic and political uncertainty in the United States will bear watching, as valuations are high versus historical averages. Our base case is unchanged; we expect moderate-but-positive GDP growth but remain aware that a downturn is possible after our long run of moderate growth. Given this, we feel it is important to be more vigilant with risk today, and we will continue to focus on companies that can sustain or grow their dividend payments in a lower-growth environment.

Outside the United States, economic trends are steadily improving, with Europe and China in particular doing well throughout 2017. Over the period, economic growth has exceeded expectations across the euro zone, and this should allow the European Central Bank to begin a gradual reduction in asset purchases in 2018.

In Japan, an upswing in higher-paying jobs is fueling wage growth and will likely boost consumer credit growth. In China, policymakers initiated what has thus far proved to be a well-timed tightening course designed to curb excessive spending and real estate activity. Results so far have been encouraging, and the program should put China’s economy on a sounder footing.

At the end of the period, the stock portfolio was most overweight in the energy, materials, and consumer staples sectors; it was most underweight in consumer discretionary, industrials, and telecommunication services. Over the 12 months, we initiated new positions in Eli Lilly, QUALCOMM, VF, and Kinder Morgan. We also added to our Unilever holdings based on good organic growth and a well-diversified business. We eliminated Chubb, M&T Bank, AstraZeneca, and Royal Dutch Shell and trimmed our position in Merck.

Respectfully,

John C. Keogh
Senior Managing Director and
Fixed Income Portfolio Manager

Michael E. Stack, CFA
Senior Managing Director and
Fixed Income Portfolio Manager

Loren L. Moran, CFA
Managing Director and
Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA
Senior Managing Director and
Equity Portfolio Manager

Wellington Management Company llp

October 20, 2017

Wellesley Income Fund

Fund Profile
As of September 30, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWINX	VWIAX
Expense Ratio[1]	0.22%	0.15%
30-Day SEC Yield	2.66%	2.73%

Equity and Portfolio Characteristics
			DJ
			U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	64	396	3,808
Median Market Cap	$121.8B	$135.2B	$61.4B
Price/Earnings Ratio	23.0x	20.5x	21.9x
Price/Book Ratio	2.7x	2.8x	2.9x
Return on Equity	15.9%	16.4%	15.1%
Earnings Growth
Rate	1.6%	4.4%	9.6%
Dividend Yield	3.0%	3.0%	1.8%
Foreign Holdings	6.1%	0.0%	0.0%
Turnover Rate	22%	—	—
Short-Term Reserves	2.4%	—	—

Fixed Income Characteristics

		Bloomberg
		Barclays	Bloomberg
		Credit	Barclays
		A or Better	Aggregate
	Fund	Index	Bond Index
Number of Bonds	987	3,123	9,460
Yield to Maturity
(before expenses)	2.7%	2.8%	2.6%
Average Coupon	3.5%	3.4%	3.1%
Average Duration	6.6 years	7.0 years	6.0 years
Average Effective
Maturity	9.5 years	9.8 years	8.2 years

Total Fund Volatility Measures
		DJ
	Wellesley	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.97	0.52
Beta	1.03	0.29

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Microsoft Corp.	Systems Software	5.2%
JPMorgan Chase & Co.	Diversified Banks	4.3
Philip Morris
International Inc.	Tobacco	3.7
Johnson & Johnson	Pharmaceuticals	3.3
Wells Fargo & Co.	Diversified Banks	3.1
Cisco Systems Inc.	Communications
	Equipment	3.0
Pfizer Inc.	Pharmaceuticals	3.0
DowDuPont Inc.	Diversified
	Chemicals	2.6
Intel Corp.	Semiconductors	2.4
Chevron Corp.	Integrated Oil & Gas	2.4
Top Ten		33.0%
Top Ten as % of Total Net Assets		12.5%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated January 27, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the expense ratios were 0.22% for Investor Shares and 0.15% for Admiral Shares.

Distribution by Credit Quality (% of fixed
income portfolio)
U.S. Government	14.7%
Aaa	6.1
Aa	15.4
A	44.2
Baa	19.6

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Sector Diversification (% of equity exposure)

		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Consumer Discretionary	4.1%	6.1%	12.3%
Consumer Staples	13.3	12.8	7.3
Energy	13.5	9.6	5.8
Financials	13.8	13.7	15.0
Health Care	13.8	13.7	14.0
Industrials	10.0	12.0	10.8
Information Technology	14.3	15.1	22.3
Materials	5.4	4.2	3.4
Real Estate	0.0	0.0	4.0
Telecommunication
Services	3.5	4.8	2.0
Utilities	8.3	8.0	3.1

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	4.0%
Commercial Mortgage-Backed	0.5
Finance	27.3
Foreign	5.5
Government Mortgage-Backed	0.3
Industrial	36.2
Treasury/Agency	14.0
Utilities	6.8
Other	5.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Wellesley Income Fund*Investor
Shares	6.22%	6.82%	6.81%	$19,329
Wellesley Income Composite Index	6.08	6.58	6.09	18,053
Mixed-Asset Target Allocation
Conservative Funds Average	6.10	4.45	3.88	14,630
Bloomberg Barclays U.S. Aggregate
Bond Index	0.07	2.06	4.27	15,196
Dow Jones U.S. Total Stock Market
Float Adjusted Index	18.67	14.15	7.64	20,887

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Wellesley Income Fund Admiral Shares	6.27%	6.88%	6.89%	$97,368
Wellesley Income Composite Index	6.08	6.58	6.09	90,265
Bloomberg Barclays U.S. Aggregate Bond
Index	0.07	2.06	4.27	75,980
Dow Jones U.S. Total Stock Market Float
Adjusted Index	18.67	14.15	7.64	104,435
See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

Wellesley Income Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of September 30, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	1.250%	8/31/19	745,000	741,737	1.4%
United States Treasury Note/Bond	1.750%	9/30/19	665,000	668,325	1.2%
United States Treasury Note/Bond	1.375%	9/30/18	555,270	555,270	1.0%
United States Treasury Note/Bond	3.375%	5/15/44	322,125	354,943	0.7%
United States Treasury Note/Bond	2.750%	8/15/47	303,880	297,137	0.6%
United States Treasury Note/Bond	1.625%	6/30/20	258,195	258,355	0.5%
United States Treasury Note/Bond	2.000%	2/15/25	230,870	227,624	0.4%
United States Treasury
Note/Bond	0.625%–3.625%	11/30/17–5/15/47	1,309,720	1,316,255	2.4%
				4,419,646	8.2%

Agency Notes †				75,278	0.1%

Conventional Mortgage-Backed Securities †				104,943	0.2%

Nonconventional Mortgage-Backed Securities †				152,420	0.3%
Total U.S. Government and Agency Obligations (Cost $4,699,715)				4,752,287	8.8%
[1]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,274,441) †				1,278,806	2.3%
Corporate Bonds
Finance
Banking
Bank One Corp.	7.750%	7/15/25	25,000	31,629	0.1%
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	15,130	0.0%
2 Goldman Sachs Group
Inc.	2.600%–7.500%	1/18/18–10/21/45	590,200	634,108	1.2%
JPMorgan Chase & Co.	2.550%–6.300%	4/23/19–6/1/45	488,505	525,765	1.0%
Morgan Stanley	1.875%–7.300%	1/5/18–1/27/45	649,195	680,665	1.2%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Wachovia Corp.	5.750%–6.605%	2/1/18–10/1/25	24,500	27,364	0.1%
Wells Fargo & Co.	2.150%–5.625%	12/11/17–12/7/46	577,230	601,935	1.1%
1 Banking—Other †				4,364,611	8.0%
Brokerage †				26,956	0.1%
Finance Companies
GE Capital International
Funding Co.	4.418%	11/15/35	209,754	228,940	0.4%
GE Capital International
Funding Co.	2.342%–3.373%	11/15/20–11/15/25	117,660	119,871	0.2%
1 Insurance †				1,323,216	2.4%
1 Other Finance †				30,927	0.1%
1 Real Estate Investment Trusts †				125,913	0.2%
				8,737,030	16.1%
Industrial
1 Basic Industry †				114,217	0.2%
Capital Goods
General Electric
Capital Corp.	3.100%–6.150%	2/11/21–1/14/38	83,994	99,536	0.2%
General Electric Co.	2.700%–4.500%	10/9/22–3/11/44	22,725	23,978	0.1%
1 Capital Goods—Other †				771,138	1.4%
Communication
Comcast Corp.	2.350%–6.950%	2/1/24–8/15/45	358,345	397,343	0.7%
1 NBCUniversal
Enterprise Inc.	1.662%–1.974%	4/15/18–4/15/19	131,205	131,555	0.3%
NBCUniversal Media LLC	4.375%	4/1/21	26,000	27,861	0.1%
Verizon
Communications Inc.	3.450%–5.012%	3/15/21–4/15/49	270,136	278,445	0.5%
1 Communication—Other †				765,615	1.4%
1 Consumer Cyclical †				1,597,366	2.9%
Consumer Noncyclical
Anheuser-Busch InBev
Finance Inc.	3.300%–4.900%	2/1/23–2/1/46	387,395	423,899	0.8%
Anheuser-Busch InBev
Worldwide Inc.	2.500%–6.875%	7/15/18–7/15/42	159,226	167,487	0.3%
Bestfoods	6.625%	4/15/28	25,000	32,181	0.1%
Johnson & Johnson	2.450%–6.730%	11/15/23–3/1/26	93,000	95,150	0.2%
Merck & Co. Inc.	2.350%–4.150%	1/15/21–5/18/43	136,880	141,556	0.3%
Merck Sharp &
Dohme Corp.	5.000%	6/30/19	18,000	18,981	0.0%
PepsiCo Inc.	2.375%–4.000%	11/1/20–10/6/46	202,095	199,083	0.4%
Pfizer Inc.	3.000%	6/15/23–12/15/26	70,540	71,712	0.1%
Philip Morris
International Inc.	1.875%–4.875%	3/26/20–11/10/44	175,695	179,184	0.3%
Unilever Capital Corp.	4.250%	2/10/21	78,185	83,497	0.1%
Wyeth LLC	5.950%	4/1/37	15,000	19,635	0.0%
1 Consumer Noncyclical—Other †				2,427,912	4.5%
Energy
Chevron Corp.	2.355%–3.191%	12/5/22–6/24/23	75,750	78,199	0.1%
Dominion Energy Gas
Holdings LLC	3.550%–4.800%	11/1/23–11/1/43	24,085	25,284	0.1%
Texaco Capital Inc.	8.625%	4/1/32	25,000	37,399	0.1%
1 Energy—Other †				1,244,419	2.3%
1 Other Industrial †				47,942	0.1%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Technology
Cisco Systems Inc.	2.200%–4.450%	1/15/20–9/20/26	130,126	131,780	0.2%
Intel Corp.	2.875%–4.100%	10/1/21–5/19/46	87,580	90,576	0.2%
Microsoft Corp.	2.375%–4.500%	10/1/20–2/6/47	511,461	534,035	1.0%
1 Technology—Other †				1,005,064	1.8%
1 Transportation †				310,576	0.6%
				11,572,605	21.4%
Utilities
Electric
Dominion Energy Inc.	2.579%–4.450%	7/1/19–12/1/24	82,920	85,865	0.1%
Virginia Electric
& Power Co.	3.500%–6.000%	3/15/27–5/15/37	50,200	54,400	0.1%
1 Electric—Other †				1,824,038	3.4%
1 Natural Gas †				197,983	0.4%
Other Utility †				20,138	0.0%
				2,182,424	4.0%
Total Corporate Bonds (Cost $21,580,007)				22,492,059	41.5%
[1]Sovereign Bonds (Cost $1,765,811) †				1,775,261	3.3%
Taxable Municipal Bonds (Cost $1,505,298) †				1,729,430	3.2%

			Shares
Common Stocks
Consumer Discretionary
McDonald’s Corp.			1,624,334	254,501	0.5%
VF Corp.			3,992,417	253,798	0.5%
Consumer Discretionary—Other †				340,679	0.6%
				848,978	1.6%
Consumer Staples
Philip Morris International Inc.			7,005,178	777,645	1.4%
^ Unilever NV			7,193,858	424,725	0.8%
British American Tobacco plc			5,558,419	347,982	0.7%
Coca-Cola Co.			6,354,950	286,036	0.5%
Kraft Heinz Co.			2,981,103	231,185	0.4%
PepsiCo Inc.			1,946,217	216,867	0.4%
Consumer Staples—Other †				490,107	0.9%
				2,774,547	5.1%
Energy
Chevron Corp.			4,273,901	502,183	0.9%
Suncor Energy Inc.			12,668,987	443,795	0.8%
Exxon Mobil Corp.			4,340,717	355,852	0.7%
^ TransCanada Corp.			6,029,701	298,018	0.6%
Occidental Petroleum Corp.			4,528,439	290,771	0.5%
Phillips 66			2,719,310	249,116	0.5%
Energy—Other †				675,240	1.2%
				2,814,975	5.2%

Wellesley Income Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Financials
JPMorgan Chase & Co.	9,322,123	890,356	1.6%
Wells Fargo & Co.	11,719,641	646,338	1.2%
MetLife Inc.	8,328,603	432,671	0.8%
BlackRock Inc.	903,040	403,740	0.8%
Financials—Other †		507,247	0.9%
		2,880,352	5.3%
Health Care
Johnson & Johnson	5,215,223	678,031	1.3%
Pfizer Inc.	17,235,324	615,301	1.1%
Merck & Co. Inc.	7,651,008	489,894	0.9%
Eli Lilly & Co.	3,737,507	319,706	0.6%
Novartis AG	3,111,347	266,876	0.5%
Roche Holding AG	1,004,052	256,656	0.5%
Bristol-Myers Squibb Co.	3,686,610	234,985	0.4%
		2,861,449	5.3%
Industrials
General Electric Co.	18,225,157	440,684	0.8%
Eaton Corp. plc	5,149,797	395,453	0.7%
Union Pacific Corp.	3,183,277	369,165	0.7%
Caterpillar Inc.	2,240,269	279,384	0.5%
3M Co.	1,145,120	240,361	0.4%
Industrials—Other †		357,863	0.7%
		2,082,910	3.8%
Information Technology
Microsoft Corp.	14,468,780	1,077,779	2.0%
Cisco Systems Inc.	18,521,645	622,883	1.2%
Intel Corp.	13,318,569	507,171	0.9%
Analog Devices Inc.	4,237,712	365,164	0.7%
Information Technology—Other †		394,867	0.7%
		2,967,864	5.5%
Materials
DowDuPont Inc.	7,849,017	543,387	1.0%
International Paper Co.	4,030,356	229,005	0.4%
Materials—Other †		343,397	0.6%
		1,115,789	2.0%
Telecommunication Services
Verizon Communications Inc.	9,653,059	477,730	0.9%
BCE Inc.	5,536,481	259,397	0.5%
		737,127	1.4%
Utilities
Dominion Energy Inc.	5,989,230	460,751	0.9%
Eversource Energy	4,589,027	277,361	0.5%
Duke Energy Corp.	3,156,421	264,887	0.5%
NextEra Energy Inc.	1,562,682	229,011	0.4%
Utilities—Other †		490,331	0.9%
		1,722,341	3.2%
Total Common Stocks (Cost $14,483,937)		20,806,332	38.4%

Wellesley Income Fund

				Market	Percentage
				Value•	of Net
		Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund		1.223%	2,206,991	220,743	0.4%

			Face
		Maturity	Amount
	Coupon	Date	($000)
Repurchase Agreements
Bank of America Securities,
LLC (Dated 9/29/17, Repurchase
Value $23,402,000, collateralized
by Government National Mortgage
Assn., 4.000%, 4/20/47, with a
value of $23,868,000)	1.070%	10/2/17	23,400	23,400	0.0%
Deutsche Bank Securities, Inc.
(Dated 9/29/17, Repurchase Value
$21,702,000, collateralized
by U.S. Treasury Note/Bond
3.625%, 2/15/20, with a value
of $22,134,000)	1.060%	10/2/17	21,700	21,700	0.0%
HSBC Bank USA (Dated 9/29/17,
Repurchase Value $10,101,000,
collateralized by Federal Home
Loan Mortgage Corp., 2.500%,
10/1/31, with a value of
$10,309,000)	1.040%	10/2/17	10,100	10,100	0.0%
RBC Capital Markets LLC
(Dated 9/29/17, Repurchase Value
$32,103,000, collateralized by
Federal Home Loan Mortgage
Corp., 3.000%–4.000%,
8/1/45–9/1/47, Federal National
Mortgage Assn., 3.000%–4.000%,
2/1/27–9/1/47, and Government
National Mortgage Assn., 3.500%,
9/20/47, with a value of
$32,742,000)	1.030%	10/2/17	32,100	32,100	0.1%
RBS Securities, Inc. (Dated 9/29/17,
Repurchase Value $28,202,000,
collateralized by U.S. Treasury
Note/Bond 1.000%, 2/15/18,
with a value of $28,764,000)	1.040%	10/2/17	28,200	28,200	0.1%
				115,500	0.2%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Commercial Paper
5 PepsiCo Inc.	1.081%	10/10/17–10/16/17	155,000	154,956	0.3%
Commercial Paper—Other †				866,343	1.6%
				1,021,299	1.9%

Bank Notes †				79,272	0.1%
Certificates of Deposit †				79,273	0.2%
Total Temporary Cash Investments (Cost $1,516,580)				1,516,087	2.8%
Total Investments (Cost $46,825,789)				54,350,262	100.3%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				3,381
Receivables for Investment Securities Sold				30,114
Receivables for Accrued Income				320,183
Receivables for Capital Shares Issued				28,255
Variation Margin Receivable—Futures Contracts				1,501
Unrealized Appreciation—Forwards Contracts				4,053
Other Assets [6]				92,098
Total Other Assets				479,585	0.9%
Liabilities
Payables for Investment Securities Purchased				(330,222)
Collateral for Securities on Loan				(220,711)
Payables for Capital Shares Redeemed				(24,078)
Payables to Investment Advisor				(7,404)
Payables to Vanguard				(51,369)
Variation Margin Payable—Futures Contracts				(540)
Unrealized Depreciation—Forwards Contracts				(685)
Other Liabilities				(229)
Total Liabilities				(635,238)	(1.2%)
Net Assets				54,194,609	100.0%

Wellesley Income Fund

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	46,272,731
Undistributed Net Investment Income	1,334
Accumulated Net Realized Gains	382,112
Unrealized Appreciation (Depreciation)
Investment Securities	7,524,473
Futures Contracts	9,879
Forward Currency Contracts	3,368
Foreign Currencies	712
Net Assets	54,194,609

Investor Shares—Net Assets
Applicable to 533,469,971 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	14,220,446
Net Asset Value Per Share—Investor Shares	$26.66

Admiral Shares—Net Assets
Applicable to 619,049,234 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	39,974,163
Net Asset Value Per Share—Admiral Shares	$64.57

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $209,270,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate value of these securities was $5,206,972,000, representing 9.6% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $220,711,000 of collateral received for securities on loan.
5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At September 30, 2017, the value of these securities was $796,343,000, representing 1.5% of net assets.
6 Cash of $10,996,000 has been segregated as initial margin for open futures contracts.

Wellesley Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Short Futures Contracts
5-Year U.S. Treasury Note	December 2017	(6,485)	(761,988)	5,255
Ultra Long U.S. Treasury Bond	December 2017	(1,329)	(219,451)	3,211
10-Year U.S. Treasury Note	December 2017	(1,592)	(199,497)	1,148
2-Year U.S. Treasury Note	December 2017	(513)	(110,656)	265
				9,879

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Barclays Bank plc	10/27/17	USD	159,013	CAD	198,000	298
Citibank, N.A.	1/10/18	USD	114,227	JPY	12,850,000	(592)
Barclays Bank plc	12/18/17	USD	112,245	JPY	12,370,000	1,869
Barclays Bank plc	12/11/17	USD	112,210	JPY	12,370,000	1,886
Barclays Bank plc	10/16/17	USD	80,843	JPY	9,100,000	(93)
						3,368
CAD—Canadian dollar.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Dividends[1]	627,656
Interest	999,336
Securities Lending—Net	2,788
Total Income	1,629,780
Expenses
Investment Advisory Fees—Note B
Basic Fee	27,746
Performance Adjustment	(580)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	20,533
Management and Administrative—Admiral Shares	33,148
Marketing and Distribution—Investor Shares	2,407
Marketing and Distribution—Admiral Shares	2,780
Custodian Fees	400
Auditing Fees	35
Shareholders’ Reports and Proxy—Investor Shares	940
Shareholders’ Reports and Proxy—Admiral Shares	728
Trustees’ Fees and Expenses	106
Total Expenses	88,243
Net Investment Income	1,541,537
Realized Net Gain (Loss)
Investment Securities Sold [2]	774,081
Futures Contracts	(48,667)
Foreign Currencies and Forward Currency Contracts	8,728
Realized Net Gain (Loss)	734,142
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	874,042
Futures Contracts	10,464
Foreign Currencies and Forward Currency Contracts	4,451
Change in Unrealized Appreciation (Depreciation)	888,957
Net Increase (Decrease) in Net Assets Resulting from Operations	3,164,636

1 Dividends are net of foreign withholding taxes of $12,019,000.
2 Realized net gain (loss) and change in unrealized appreciation (depreciation) from an affiliated company of the fund were
($4,000) and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,541,537	1,355,460
Realized Net Gain (Loss)	734,142	451,987
Change in Unrealized Appreciation (Depreciation)	888,957	2,997,446
Net Increase (Decrease) in Net Assets Resulting from Operations	3,164,636	4,804,893
Distributions
Net Investment Income
Investor Shares	(420,839)	(377,189)
Admiral Shares	(1,142,767)	(947,720)
Realized Capital Gain[1]
Investor Shares	(144,472)	(287,414)
Admiral Shares	(370,403)	(695,059)
Total Distributions	(2,078,481)	(2,307,382)
Capital Share Transactions
Investor Shares	(241,853)	1,823,397
Admiral Shares	3,497,807	5,831,697
Net Increase (Decrease) from Capital Share Transactions	3,255,954	7,655,094
Total Increase (Decrease)	4,342,109	10,152,605
Net Assets
Beginning of Period	49,852,500	39,699,895
End of Period[2]	54,194,609	49,852,500

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $18,019,000 and $24,043,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,334,000 and $27,078,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.13	$24.71	$25.65	$24.82	$24.47
Investment Operations
Net Investment Income	.769[1]	.761	.760	.811	.752
Net Realized and Unrealized Gain (Loss)
on Investments	.810	2.014	(.487)	1.491	.688
Total from Investment Operations	1.579	2.775	.273	2.302	1.440
Distributions
Dividends from Net Investment Income	(.780)	(.746)	(.761)	(.793)	(.755)
Distributions from Realized Capital Gains	(. 269)	(. 609)	(. 452)	(. 679)	(. 335)
Total Distributions	(1.049)	(1.355)	(1.213)	(1.472)	(1.090)
Net Asset Value, End of Period	$26.66	$26.13	$24.71	$25.65	$24.82

Total Return[2]	6.22%	11.58%	1.03%	9.54%	6.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,220	$14,175	$11,617	$11,830	$11,431
Ratio of Total Expenses to Average Net Assets[3]	0.22%	0.22%	0.23%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.95%	3.02%	2.96%	3.19%	3.03%
Portfolio Turnover Rate [4]	22%	31%	59%	109%	36%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.00%), 0.00%, 0.00%, 0.01%, and 0.00%.
4 Includes 1%, 15%, 18%, 23%, and 3% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$63.30	$59.87	$62.14	$60.12	$59.29
Investment Operations
Net Investment Income	1.908[1]	1.887	1.884	2.010	1.867
Net Realized and Unrealized Gain (Loss)
on Investments	1.945	4.868	(1.171)	3.623	1.646
Total from Investment Operations	3.853	6.755	.713	5.633	3.513
Distributions
Dividends from Net Investment Income	(1.932)	(1.850)	(1.888)	(1.967)	(1.871)
Distributions from Realized Capital Gains	(.651)	(1.475)	(1.095)	(1.646)	(.812)
Total Distributions	(2.583)	(3.325)	(2.983)	(3.613)	(2.683)
Net Asset Value, End of Period	$64.57	$63.30	$59.87	$62.14	$60.12

Total Return[2]	6.27%	11.64%	1.11%	9.64%	6.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$39,974	$35,678	$28,083	$27,156	$22,705
Ratio of Total Expenses to Average Net Assets[3]	0.15%	0.15%	0.16%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	3.02%	3.09%	3.03%	3.26%	3.10%
Portfolio Turnover Rate [4]	22%	31%	59%	109%	36%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.00%), 0.00%, 0.00%, 0.01%, and 0.00%.
4 Includes 1%, 15%, 18%, 23%, and 3% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a

Wellesley Income Fund

regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended September 30, 2017, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

Wellesley Income Fund

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

Wellesley Income Fund

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

12. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Wellesley Income Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the for the preceding three years relative to a combined index comprising the Bloomberg Barclays U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index. For the year ended September 30, 2017, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before a decrease of $580,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2017, the fund had contributed to Vanguard capital in the amount of $3,381,000, representing 0.01% of the fund’s net assets and 1.35% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Wellesley Income Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,752,287	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,278,806	—
Corporate Bonds	—	22,492,059	—
Sovereign Bonds	—	1,775,261	—
Taxable Municipal Bonds	—	1,729,430	—
Common Stocks	19,828,286	978,046	—
Temporary Cash Investments	220,743	1,295,344	—
Futures Contracts—Assets[1]	1,501	—	—
Futures Contracts—Liabilities[1]	(540)	—	—
Forward Currency Contracts—Assets	—	4,053	—
Forward Currency Contracts—Liabilities	—	(685)	—
Total	20,049,990	34,304,601	—
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	1,501	—	1,501
Unrealized Appreciation—Forwards Contracts	—	4,053	4,053
Variation Margin Payable—Futures Contracts	(540)	—	(540)
Unrealized Depreciation—Forwards Contracts	—	(685)	(685)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2017, were:

Interest Rate		Currency
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(48,667)	—	(48,667)
Forward Currency Contracts	—	12,403	12,403
Realized Net Gain (Loss) on Derivatives	(48,667)	12,403	(36,264)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	10,464	—	10,464
Forward Currency Contracts	—	3,456	3,456
Change in Unrealized Appreciation (Depreciation) on Derivatives	10,464	3,456	13,920

Wellesley Income Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $52,790,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $85,575,000 of ordinary income and $418,192,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $46,884,250,000. Net unrealized appreciation of investment securities for tax purposes was $7,466,012,000, consisting of unrealized gains of $7,706,107,000 on securities that had risen in value since their purchase and $240,095,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2017, the fund purchased $9,699,435,000 of investment securities and sold $7,208,272,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,248,834,000 and $3,794,910,000, respectively.

H. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,085,240	118,728	4,057,945	159,483
Issued in Lieu of Cash Distributions	522,732	20,191	617,931	24,749
Redeemed	(3,849,825)	(147,877)	(2,852,479)	(111,845)
Net Increase (Decrease)—Investor Shares	(241,853)	(8,958)	1,823,397	72,387
Admiral Shares
Issued	7,345,886	116,509	7,759,727	125,566
Issued in Lieu of Cash Distributions	1,331,117	21,212	1,453,985	24,026
Redeemed	(5,179,196)	(82,287)	(3,382,015)	(55,064)
Net Increase (Decrease)—Admiral Shares	3,497,807	55,434	5,831,697	94,528

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellesley Income Fund

In our opinion, the accompanying statement of net assets - investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2017

Special 2017 tax information (unaudited) for Vanguard Wellesley Income Fund

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $545,927,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $610,165,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 31.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellesley Income Fund Investor Shares
Periods Ended September 30, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	6.22%	6.82%	6.81%
Returns After Taxes on Distributions	4.83	5.23	5.35
Returns After Taxes on Distributions and Sale of Fund Shares	3.91	4.83	4.96

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	3/31/2017	9/30/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,045.94	$1.13
Admiral Shares	1,000.00	1,046.15	0.77
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.97	$1.12
Admiral Shares	1,000.00	1,024.32	0.76

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.22% for Investor Shares and 0.15% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Wellesley Income Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The fund seeks long-term growth of income, a high and sustainable level of current income, and moderate long-term capital appreciation by investing in high-quality bonds and stocks. Asset allocation changes are made gradually in response to changes in relative valuations between asset classes. For the equity portion of the fund, Wellington Management seeks to invest in large-capitalization companies with an attractive dividend yield relative to the market, below-average valuations, and stable or improving businesses. For the fixed income portion, the firm utilizes fundamental research to invest in investment-grade debt. Wellington Management has advised the fund since its inception in 1970.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellesley Income Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Bloomberg Barclays U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Credit A or Better Bond Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Wellesley Income Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Wellesley Income Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Wellesley Income Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Wellesley Income Fund or the owners of the Wellesley Income Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Wellesley Income Fund. Investors acquire the Wellesley Income Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Wellesley Income Fund. The Wellesley Income Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Wellesley Income Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Wellesley Income Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Wellesley Income Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Wellesley Income Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Wellesley Income Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Wellesley Income Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Wellesley Income Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR

TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE WELLESLEY INCOME FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q270 112017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the
Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta,
JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2017: $35,000
Fiscal Year Ended September 30, 2016: $34,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2017: $8,424,459
Fiscal Year Ended September 30, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the
Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2017: $3,194,093
Fiscal Year Ended September 30, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard
Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2017: $274,313
Fiscal Year Ended September 30, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the
Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and
Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2017: $0
Fiscal Year Ended September 30, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing
Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-
audit services provided to: the Registrant, other registered investment companies in the Vanguard complex,
The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2017: $274,313
Fiscal Year Ended September 30, 2016: $468,275

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (8.8%)
U.S. Government Securities (8.2%)
	United States Treasury Note/Bond	0.625%	11/30/17	44,800	44,765
	United States Treasury Note/Bond	0.875%	3/31/18	217,000	216,627
	United States Treasury Note/Bond	0.750%	4/30/18	45,000	44,873
	United States Treasury Note/Bond	0.750%	8/31/18	38,000	37,792
	United States Treasury Note/Bond	1.375%	9/30/18	555,270	555,270
	United States Treasury Note/Bond	1.250%	8/31/19	745,000	741,737
	United States Treasury Note/Bond	1.750%	9/30/19	665,000	668,325
	United States Treasury Note/Bond	1.375%	2/15/20	117,425	116,948
	United States Treasury Note/Bond	1.625%	6/30/20	258,195	258,355
	United States Treasury Note/Bond	1.250%	3/31/21	162,000	159,341
	United States Treasury Note/Bond	2.000%	2/15/25	230,870	227,624
	United States Treasury Note/Bond	2.000%	8/15/25	109,605	107,669
	United States Treasury Note/Bond	1.625%	2/15/26	16,890	16,051
	United States Treasury Note/Bond	2.875%	5/15/43	203,565	205,059
	United States Treasury Note/Bond	3.625%	2/15/44	99,150	113,883
	United States Treasury Note/Bond	3.375%	5/15/44	322,125	354,943
	United States Treasury Note/Bond	2.500%	2/15/46	54,875	51,017
	United States Treasury Note/Bond	2.250%	8/15/46	27,390	24,065
	United States Treasury Note/Bond	2.875%	11/15/46	27,995	28,074
	United States Treasury Note/Bond	3.000%	2/15/47	136,025	139,808
	United States Treasury Note/Bond	3.000%	5/15/47	10,000	10,283
	United States Treasury Note/Bond	2.750%	8/15/47	303,880	297,137
					4,419,646
Agency Bonds and Notes (0.1%)
	Private Export Funding Corp.	2.250%	12/15/17	51,055	51,163
1	Tennessee Valley Authority	4.625%	9/15/60	19,800	24,115
					75,278
Conventional Mortgage-Backed Securities (0.2%)
2,3	Fannie Mae Pool	2.500%	8/1/27–10/1/28	6,506	6,575
2,3	Fannie Mae Pool	3.000%	10/1/46	94,306	94,628
2,3	Freddie Mac Gold Pool	4.000%	7/1/33	5	5
2	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	44	49
2	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	3,403	3,686
					104,943
Nonconventional Mortgage-Backed Securities (0.3%)
2,3	Fannie Mae REMICS	3.500%	4/25/31	6,910	7,197
2,3	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	13,201	13,956
2,3	Freddie Mac REMICS	3.000%	5/15/46	44,785	45,628
2,3	Freddie Mac REMICS	3.500%	3/15/31	4,095	4,268
2,3	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	76,344	81,371
					152,420
Total U.S. Government and Agency Obligations (Cost $4,699,715)					4,752,287
Asset-Backed/Commercial Mortgage-Backed Securities (2.3%)
2	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	117,745	117,748
4	American Tower Trust I	1.551%	3/15/18	13,530	13,504
4	American Tower Trust I	3.070%	3/15/23	32,900	32,936
2,4,5	Apidos CLO XVII	2.614%	4/17/26	39,775	39,851
2,4,5	Ares XXIX CLO Ltd.	2.494%	4/17/26	39,555	39,733
2,4,5	Atlas Senior Loan Fund VI Ltd.	2.554%	10/15/26	12,360	12,366
2,4,5	Avery Point IV CLO Ltd.	2.414%	4/25/26	36,540	36,683
2,4,5	Babson CLO Ltd. 2014-I	2.457%	7/20/25	4,555	4,557
4	Bank of Montreal	2.500%	1/11/22	122,300	122,573
2,4,5	BlueMountain CLO 2014-1 Ltd.	2.571%	4/30/26	23,460	23,580
2,4,5	Cent CLO 20 Ltd.	2.414%	1/25/26	39,880	39,872
2,4,5	Cent CLO 21 Ltd.	2.527%	7/27/26	13,120	13,142
2,4,5	Cent CLO 22 Ltd.	2.722%	11/7/26	29,995	30,223
2,4,5	CIFC Funding 2014 Ltd.	2.354%	4/18/25	38,255	38,270
2	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	16,040	16,483

1

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	DNB Boligkreditt AS	2.500%	3/28/22	24,355	24,464
2,4,5	Dryden XXXI Senior Loan Fund	2.384%	4/18/26	37,555	37,704
2,4	Enterprise Fleet Financing LLC Series 2017-1	2.130%	7/20/22	7,755	7,751
2,4	Ford Credit Floorplan Master Owner Trust A	2.090%	3/15/22	10,250	10,258
2,6	LB-UBS Commercial Mortgage Trust 2008-C1	6.319%	4/15/41	15,445	15,707
2,4,5	Limerock CLO II Ltd.	2.604%	4/18/26	43,000	43,120
2,4,5	Madison Park Funding XII Ltd.	2.567%	7/20/26	29,853	30,037
2,4,5	Madison Park Funding XIII Ltd.	2.416%	1/19/25	24,645	24,658
4	National Australia Bank Ltd.	2.400%	12/7/21	75,600	75,377
2,4	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	23,260	24,829
2,4	OneMain Financial Issuance Trust 2016-1A	3.660%	2/20/29	12,215	12,502
2,4	OneMain Financial Issuance Trust 2016-2	4.100%	3/20/28	23,305	23,709
2,4	OneMain Financial Issuance Trust 2017-1	2.370%	9/14/32	12,784	12,727
2	Santander Drive Auto Receivables Trust 2013-2	2.570%	3/15/19	12,685	12,699
2	Santander Drive Auto Receivables Trust 2014-2	2.330%	11/15/19	4,841	4,851
4	SBA Tower Trust	2.898%	10/8/19	37,250	37,413
2,4,5	Seneca Park CLO Ltd. 2014-1	2.424%	7/17/26	21,705	21,822
2,4,6	SFAVE Commercial Mortgage Securities Trust 2015-
	5AVE	4.144%	1/5/43	22,000	22,273
2,4,5	Shackleton 2014-VI CLO	2.464%	7/17/26	20,935	20,964
2,4	Springleaf Funding Trust	3.160%	11/15/24	43,060	43,358
2,4	Springleaf Funding Trust 2015-B	3.480%	5/15/28	19,420	19,780
2,4,5	Symphony CLO XIV Ltd.	2.584%	7/14/26	36,945	37,058
2,4,5	Thacher Park CLO Ltd.	2.467%	10/20/26	16,115	16,196
4	Toronto-Dominion Bank	2.500%	1/18/22	77,500	77,705
2	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	6,775	7,011
2	Volkswagen Auto Loan Enhanced Trust 2014-1	1.450%	9/21/20	14,449	14,445
2	Volkswagen Auto Loan Enhanced Trust 2014-2	0.950%	4/22/19	1,891	1,889
2,4,5	Voya CLO 2014-1 Ltd.	2.634%	4/18/26	16,960	16,978
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,274,441)					1,278,806
Corporate Bonds (41.5%)
Finance (16.1%)
	Banking (12.7%)
	American Express Credit Corp.	2.250%	8/15/19	24,000	24,080
	American Express Credit Corp.	2.700%	3/3/22	83,055	83,764
	Bank of America Corp.	6.875%	4/25/18	32,000	32,909
	Bank of America Corp.	5.650%	5/1/18	60,090	61,447
	Bank of America Corp.	5.625%	7/1/20	28,825	31,359
	Bank of America Corp.	5.875%	1/5/21	10,285	11,375
	Bank of America Corp.	5.000%	5/13/21	35,910	39,047
	Bank of America Corp.	3.300%	1/11/23	18,875	19,328
2	Bank of America Corp.	2.816%	7/21/23	60,600	60,571
	Bank of America Corp.	4.100%	7/24/23	47,670	50,663
	Bank of America Corp.	4.125%	1/22/24	7,500	7,962
	Bank of America Corp.	4.000%	1/22/25	26,225	27,125
2	Bank of America Corp.	3.593%	7/21/28	37,995	38,085
	Bank of America Corp.	6.110%	1/29/37	30,000	37,131
	Bank of America Corp.	5.875%	2/7/42	8,770	11,300
	Bank of America Corp.	5.000%	1/21/44	24,180	28,014
	Bank of America Corp.	4.875%	4/1/44	7,820	8,866
	Bank of Montreal	2.375%	1/25/19	29,000	29,219
	Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	52,196
	Bank of New York Mellon Corp.	2.150%	2/24/20	49,755	49,986
	Bank of New York Mellon Corp.	2.200%	8/16/23	32,698	31,926
5	Bank of New York Mellon Corp.	2.361%	10/30/23	43,060	44,005
	Bank of New York Mellon Corp.	3.000%	2/24/25	22,710	22,734
	Bank of Nova Scotia	2.450%	3/22/21	39,905	40,158
	Bank of Nova Scotia	2.800%	7/21/21	58,100	59,162
4	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	44,350	44,317
	Bank One Corp.	7.750%	7/15/25	25,000	31,629
4	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	37,820	38,249
4	Barclays Bank plc	6.050%	12/4/17	27,600	27,789

2

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Barclays Bank plc	5.140%	10/14/20	7,935	8,452
Barclays plc	3.684%	1/10/23	42,915	44,009
BB&T Corp.	5.250%	11/1/19	19,000	20,253
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	15,130
BNP Paribas SA	2.400%	12/12/18	11,000	11,065
4 BNP Paribas SA	2.950%	5/23/22	23,100	23,285
BNP Paribas SA	3.250%	3/3/23	6,750	6,955
4 BNP Paribas SA	3.800%	1/10/24	76,490	79,016
BPCE SA	2.500%	12/10/18	15,570	15,672
BPCE SA	2.500%	7/15/19	42,100	42,447
4 BPCE SA	3.000%	5/22/22	9,620	9,672
BPCE SA	4.000%	4/15/24	25,885	27,420
4 BPCE SA	5.150%	7/21/24	37,185	40,066
Branch Banking & Trust Co.	2.625%	1/15/22	61,500	62,354
5 Canadian Imperial Bank of Commerce	2.041%	6/16/22	57,790	58,077
Capital One Financial Corp.	4.750%	7/15/21	36,165	38,926
Capital One Financial Corp.	3.750%	4/24/24	60,945	62,843
Capital One Financial Corp.	3.200%	2/5/25	12,500	12,489
Capital One Financial Corp.	4.200%	10/29/25	9,715	9,958
Citigroup Inc.	1.750%	5/1/18	13,000	13,001
Citigroup Inc.	2.500%	9/26/18	31,000	31,188
Citigroup Inc.	2.550%	4/8/19	30,000	30,235
Citigroup Inc.	2.500%	7/29/19	29,565	29,810
Citigroup Inc.	2.400%	2/18/20	87,550	88,135
Citigroup Inc.	4.500%	1/14/22	30,140	32,424
Citigroup Inc.	4.125%	7/25/28	45,085	46,358
Citigroup Inc.	6.625%	6/15/32	9,000	11,303
Citigroup Inc.	8.125%	7/15/39	1,883	2,939
Citigroup Inc.	5.875%	1/30/42	7,460	9,584
Citigroup Inc.	5.300%	5/6/44	12,142	14,209
Compass Bank	2.750%	9/29/19	12,250	12,302
Cooperatieve Rabobank UA	2.250%	1/14/19	44,660	44,988
4 Credit Agricole SA	2.500%	4/15/19	45,420	45,791
4 Credit Agricole SA	3.250%	10/4/24	30,590	30,602
Credit Suisse AG	1.750%	1/29/18	25,940	25,955
Credit Suisse AG	2.300%	5/28/19	18,975	19,078
Credit Suisse AG	5.300%	8/13/19	9,000	9,529
Credit Suisse AG	3.000%	10/29/21	53,710	54,667
Credit Suisse AG	3.625%	9/9/24	3,955	4,090
4 Credit Suisse Group AG	3.574%	1/9/23	40,835	41,719
Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	25,000	25,483
Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	45,685	47,452
Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	57,400	58,437
4 Danske Bank A/S	2.000%	9/8/21	41,970	41,167
Deutsche Bank AG	1.875%	2/13/18	8,730	8,732
Deutsche Bank AG	2.500%	2/13/19	12,005	12,074
Deutsche Bank AG	2.700%	7/13/20	24,575	24,660
Deutsche Bank AG	4.250%	10/14/21	45,940	48,132
4 DNB Bank ASA	2.375%	6/2/21	42,450	42,273
Fifth Third Bank	2.875%	10/1/21	8,780	8,940
Fifth Third Bank	3.850%	3/15/26	29,295	30,069
Goldman Sachs Group Inc.	5.950%	1/18/18	24,190	24,490
Goldman Sachs Group Inc.	2.900%	7/19/18	55,000	55,451
Goldman Sachs Group Inc.	7.500%	2/15/19	20,790	22,320
Goldman Sachs Group Inc.	5.375%	3/15/20	24,305	26,099
Goldman Sachs Group Inc.	2.600%	4/23/20	11,900	12,000
Goldman Sachs Group Inc.	6.000%	6/15/20	23,755	26,075
Goldman Sachs Group Inc.	2.875%	2/25/21	25,990	26,375
Goldman Sachs Group Inc.	2.625%	4/25/21	9,270	9,306
Goldman Sachs Group Inc.	5.250%	7/27/21	70,165	77,074
Goldman Sachs Group Inc.	5.750%	1/24/22	67,095	75,112
Goldman Sachs Group Inc.	3.625%	1/22/23	7,715	7,978
Goldman Sachs Group Inc.	3.500%	1/23/25	16,660	16,896
2 Goldman Sachs Group Inc.	3.272%	9/29/25	44,260	44,193

3

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	4.250%	10/21/25	13,000	13,527
Goldman Sachs Group Inc.	3.500%	11/16/26	48,000	48,134
Goldman Sachs Group Inc.	3.850%	1/26/27	36,525	37,139
Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	25,033
Goldman Sachs Group Inc.	6.250%	2/1/41	35,790	47,159
Goldman Sachs Group Inc.	4.800%	7/8/44	19,895	22,094
Goldman Sachs Group Inc.	4.750%	10/21/45	15,895	17,653
4 HSBC Bank plc	4.750%	1/19/21	42,960	46,217
HSBC Bank USA NA	5.875%	11/1/34	21,000	26,052
HSBC Holdings plc	3.400%	3/8/21	50,000	51,563
HSBC Holdings plc	4.000%	3/30/22	10,870	11,476
2 HSBC Holdings plc	3.262%	3/13/23	25,625	26,138
HSBC Holdings plc	3.600%	5/25/23	56,130	58,385
HSBC Holdings plc	3.900%	5/25/26	7,915	8,273
2 HSBC Holdings plc	4.041%	3/13/28	27,520	28,704
HSBC Holdings plc	7.625%	5/17/32	15,800	21,182
HSBC Holdings plc	6.500%	5/2/36	22,000	28,646
HSBC Holdings plc	6.100%	1/14/42	43,680	58,000
HSBC Holdings plc	5.250%	3/14/44	5,795	6,791
HSBC USA Inc.	1.625%	1/16/18	35,910	35,920
HSBC USA Inc.	2.350%	3/5/20	58,195	58,495
HSBC USA Inc.	3.500%	6/23/24	18,355	18,883
Huntington Bancshares Inc.	3.150%	3/14/21	26,950	27,455
Huntington National Bank	1.700%	2/26/18	15,000	15,002
Huntington National Bank	2.200%	4/1/19	17,850	17,896
Huntington National Bank	2.400%	4/1/20	36,530	36,724
4 ING Bank NV	1.800%	3/16/18	51,425	51,469
ING Groep NV	3.150%	3/29/22	13,170	13,422
ING Groep NV	3.950%	3/29/27	33,605	35,028
JPMorgan Chase & Co.	6.300%	4/23/19	68,310	72,859
JPMorgan Chase & Co.	2.550%	3/1/21	26,000	26,193
JPMorgan Chase & Co.	4.625%	5/10/21	14,000	15,061
JPMorgan Chase & Co.	4.350%	8/15/21	33,285	35,570
JPMorgan Chase & Co.	4.500%	1/24/22	18,260	19,714
JPMorgan Chase & Co.	3.250%	9/23/22	22,380	23,090
JPMorgan Chase & Co.	3.375%	5/1/23	36,370	37,072
JPMorgan Chase & Co.	3.875%	2/1/24	11,200	11,798
JPMorgan Chase & Co.	3.900%	7/15/25	11,560	12,110
JPMorgan Chase & Co.	3.300%	4/1/26	26,730	26,723
JPMorgan Chase & Co.	2.950%	10/1/26	75,000	73,337
JPMorgan Chase & Co.	4.125%	12/15/26	24,400	25,427
JPMorgan Chase & Co.	4.250%	10/1/27	9,275	9,798
JPMorgan Chase & Co.	5.600%	7/15/41	70,000	87,231
JPMorgan Chase & Co.	5.400%	1/6/42	16,235	19,720
JPMorgan Chase & Co.	5.625%	8/16/43	13,500	16,401
JPMorgan Chase & Co.	4.950%	6/1/45	12,000	13,661
KeyBank NA	2.350%	3/8/19	30,000	30,243
4 Macquarie Bank Ltd.	2.400%	1/21/20	10,195	10,211
Manufacturers & Traders Trust Co.	2.100%	2/6/20	14,540	14,537
Manufacturers & Traders Trust Co.	2.900%	2/6/25	20,085	19,935
Morgan Stanley	1.875%	1/5/18	9,470	9,476
Morgan Stanley	6.625%	4/1/18	25,000	25,602
Morgan Stanley	2.125%	4/25/18	104,400	104,639
Morgan Stanley	2.500%	1/24/19	43,200	43,503
Morgan Stanley	7.300%	5/13/19	53,955	58,399
Morgan Stanley	2.375%	7/23/19	35,000	35,211
Morgan Stanley	5.500%	7/24/20	15,000	16,289
Morgan Stanley	5.750%	1/25/21	13,900	15,324
Morgan Stanley	2.500%	4/21/21	30,630	30,675
Morgan Stanley	2.625%	11/17/21	30,200	30,198
Morgan Stanley	2.750%	5/19/22	63,830	64,032
Morgan Stanley	3.750%	2/25/23	23,000	23,974
Morgan Stanley	3.875%	4/29/24	22,050	23,067
Morgan Stanley	4.000%	7/23/25	20,805	21,926

4

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Morgan Stanley	3.125%	7/27/26	36,950	36,170
Morgan Stanley	4.350%	9/8/26	15,000	15,627
Morgan Stanley	3.625%	1/20/27	31,000	31,295
Morgan Stanley	7.250%	4/1/32	51,100	69,277
Morgan Stanley	4.300%	1/27/45	24,705	25,981
4 Nationwide Building Society	2.350%	1/21/20	22,720	22,796
4 NBK SPC Ltd.	2.750%	5/30/22	56,875	56,518
Northern Trust Corp.	3.450%	11/4/20	10,285	10,692
PNC Bank NA	3.300%	10/30/24	14,645	15,010
PNC Bank NA	2.950%	2/23/25	34,775	34,743
PNC Financial Services Group Inc.	3.900%	4/29/24	40,150	42,114
Royal Bank of Canada	2.500%	1/19/21	24,750	24,981
Royal Bank of Canada	2.750%	2/1/22	44,630	45,435
Santander Bank NA	8.750%	5/30/18	5,225	5,458
Santander Holdings USA Inc.	2.700%	5/24/19	28,100	28,317
Santander Holdings USA Inc.	2.650%	4/17/20	19,225	19,253
4 Santander Holdings USA Inc.	3.700%	3/28/22	28,405	28,906
Santander UK plc	2.500%	3/14/19	79,400	80,057
4 Skandinaviska Enskilda Banken AB	2.450%	5/27/20	50,900	51,225
4 Societe Generale SA	3.250%	1/12/22	55,070	55,873
2 State Street Corp.	2.653%	5/15/23	31,280	31,383
SunTrust Bank	3.300%	5/15/26	11,955	11,793
SunTrust Banks Inc.	2.900%	3/3/21	34,300	34,886
Svenska Handelsbanken AB	1.875%	9/7/21	37,750	37,019
Synchrony Financial	2.600%	1/15/19	17,915	18,025
Synchrony Financial	3.000%	8/15/19	8,570	8,660
Synchrony Financial	2.700%	2/3/20	12,580	12,638
Toronto-Dominion Bank	2.500%	12/14/20	97,700	98,861
4 UBS AG	2.200%	6/8/20	27,590	27,561
4 UBS Group Funding Jersey Ltd.	2.950%	9/24/20	36,710	37,265
4 UBS Group Funding Jersey Ltd.	3.000%	4/15/21	58,970	59,613
4 UBS Group Funding Jersey Ltd.	2.650%	2/1/22	46,000	45,805
US Bancorp	2.625%	1/24/22	47,510	48,154
US Bancorp	3.700%	1/30/24	39,005	41,180
US Bancorp	2.375%	7/22/26	45,000	42,691
Wachovia Corp.	5.750%	2/1/18	9,500	9,627
Wachovia Corp.	6.605%	10/1/25	15,000	17,737
Wells Fargo & Co.	5.625%	12/11/17	47,000	47,363
Wells Fargo & Co.	2.150%	1/30/20	38,370	38,448
Wells Fargo & Co.	3.000%	1/22/21	27,580	28,185
Wells Fargo & Co.	4.600%	4/1/21	40,000	42,966
Wells Fargo & Co.	3.500%	3/8/22	54,840	56,877
Wells Fargo & Co.	3.450%	2/13/23	49,865	51,051
Wells Fargo & Co.	4.480%	1/16/24	34,444	36,948
Wells Fargo & Co.	3.000%	2/19/25	28,660	28,390
Wells Fargo & Co.	3.550%	9/29/25	27,170	27,867
Wells Fargo & Co.	3.000%	4/22/26	36,830	36,137
Wells Fargo & Co.	4.100%	6/3/26	45,700	47,236
Wells Fargo & Co.	3.000%	10/23/26	6,435	6,268
Wells Fargo & Co.	5.606%	1/15/44	28,551	34,551
Wells Fargo & Co.	4.650%	11/4/44	20,735	22,104
Wells Fargo & Co.	4.900%	11/17/45	16,060	17,911
Wells Fargo & Co.	4.400%	6/14/46	36,200	37,536
Wells Fargo & Co.	4.750%	12/7/46	38,790	42,097
Brokerage (0.1%)
Ameriprise Financial Inc.	5.300%	3/15/20	6,625	7,109
Charles Schwab Corp.	3.200%	3/2/27	19,790	19,847
Finance Companies (0.6%)
GE Capital International Funding Co.	2.342%	11/15/20	58,112	58,359
GE Capital International Funding Co.	3.373%	11/15/25	59,548	61,512
GE Capital International Funding Co.	4.418%	11/15/35	209,754	228,940
Insurance (2.4%)
Aetna Inc.	2.800%	6/15/23	32,080	32,139

5

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 AIG Global Funding	2.700%	12/15/21	41,815	42,105
Anthem Inc.	2.300%	7/15/18	12,045	12,083
Anthem Inc.	3.700%	8/15/21	25,635	26,661
Anthem Inc.	3.125%	5/15/22	30,450	31,015
Anthem Inc.	3.300%	1/15/23	20,000	20,572
Anthem Inc.	4.650%	8/15/44	14,857	16,244
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	32,000	32,773
Berkshire Hathaway Inc.	2.750%	3/15/23	36,055	36,412
Berkshire Hathaway Inc.	3.125%	3/15/26	23,645	23,840
Chubb INA Holdings Inc.	5.900%	6/15/19	15,000	15,986
Chubb INA Holdings Inc.	2.300%	11/3/20	5,235	5,257
Chubb INA Holdings Inc.	3.350%	5/15/24	20,340	21,031
Chubb INA Holdings Inc.	3.350%	5/3/26	12,280	12,534
Chubb INA Holdings Inc.	4.350%	11/3/45	24,795	27,432
Cigna Corp.	3.250%	4/15/25	30,765	31,065
CNA Financial Corp.	3.950%	5/15/24	4,335	4,488
4 Five Corners Funding Trust	4.419%	11/15/23	5,320	5,728
4 Guardian Life Global Funding	2.000%	4/26/21	12,825	12,653
4 Jackson National Life Global Funding	3.250%	1/30/24	48,955	49,489
4 Liberty Mutual Group Inc.	4.250%	6/15/23	11,825	12,572
4 Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	28,075
Loews Corp.	2.625%	5/15/23	14,100	14,035
4 MassMutual Global Funding II	2.100%	8/2/18	45,015	45,130
4 MassMutual Global Funding II	2.350%	4/9/19	22,000	22,185
4 MassMutual Global Funding II	2.000%	4/15/21	42,188	41,727
MetLife Inc.	1.903%	12/15/17	7,340	7,343
MetLife Inc.	3.600%	4/10/24	28,000	29,235
MetLife Inc.	4.125%	8/13/42	5,300	5,446
MetLife Inc.	4.875%	11/13/43	17,500	19,693
4 Metropolitan Life Global Funding I	1.500%	1/10/18	35,550	35,555
4 Metropolitan Life Global Funding I	1.875%	6/22/18	16,315	16,346
4 Metropolitan Life Global Funding I	2.650%	4/8/22	14,005	14,139
4 Metropolitan Life Global Funding I	3.450%	12/18/26	29,970	30,747
4 Metropolitan Life Global Funding I	3.000%	9/19/27	43,250	42,468
4 Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	32,052
4 New York Life Global Funding	2.900%	1/17/24	58,670	59,246
4 New York Life Insurance Co.	5.875%	5/15/33	44,785	56,385
4 Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	24,098	23,882
Prudential Financial Inc.	4.500%	11/15/20	24,055	25,690
4 QBE Insurance Group Ltd.	2.400%	5/1/18	8,185	8,184
4 Teachers Insurance & Annuity Association of America	4.900%	9/15/44	11,990	13,568
4 Teachers Insurance & Annuity Association of America	4.270%	5/15/47	42,865	44,487
Travelers Cos. Inc.	5.800%	5/15/18	8,690	8,910
Travelers Cos. Inc.	5.900%	6/2/19	9,400	9,985
UnitedHealth Group Inc.	6.000%	2/15/18	22,000	22,356
UnitedHealth Group Inc.	3.875%	10/15/20	6,786	7,120
UnitedHealth Group Inc.	2.875%	3/15/22	2,346	2,389
UnitedHealth Group Inc.	2.875%	3/15/23	12,000	12,188
UnitedHealth Group Inc.	3.100%	3/15/26	14,220	14,343
UnitedHealth Group Inc.	4.625%	7/15/35	31,295	35,483
UnitedHealth Group Inc.	6.625%	11/15/37	20,000	27,932
UnitedHealth Group Inc.	4.625%	11/15/41	36,010	40,130
UnitedHealth Group Inc.	4.250%	3/15/43	31,000	32,775
UnitedHealth Group Inc.	4.750%	7/15/45	19,035	21,908
Other Finance (0.1%)
4 LeasePlan Corp. NV	2.875%	1/22/19	30,515	30,927

Real Estate Investment Trusts (0.2%)
AvalonBay Communities Inc.	3.625%	10/1/20	17,315	17,975
Boston Properties LP	3.125%	9/1/23	13,520	13,754
Boston Properties LP	3.800%	2/1/24	1,780	1,861
Realty Income Corp.	5.750%	1/15/21	8,675	9,497
Simon Property Group LP	4.375%	3/1/21	22,000	23,367

6

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	4.125%	12/1/21	12,946	13,780
Simon Property Group LP	3.750%	2/1/24	6,645	6,933
Simon Property Group LP	3.375%	10/1/24	20,470	20,882
4 WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	17,715	17,864
				8,737,030
Industrial (21.4%)
Basic Industry (0.2%)
4 Air Liquide Finance SA	2.250%	9/27/23	21,000	20,279
4 Air Liquide Finance SA	2.500%	9/27/26	16,815	15,974
International Paper Co.	4.350%	8/15/48	60,220	60,839
Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	17,125
Capital Goods (1.7%)
3M Co.	6.375%	2/15/28	20,825	26,632
4 BAE Systems Holdings Inc.	2.850%	12/15/20	5,020	5,075
4 BAE Systems Holdings Inc.	3.800%	10/7/24	26,068	27,054
4 BAE Systems Holdings Inc.	3.850%	12/15/25	29,838	30,885
Caterpillar Financial Services Corp.	2.625%	3/1/23	39,500	39,442
Caterpillar Inc.	3.900%	5/27/21	32,880	34,824
Caterpillar Inc.	2.600%	6/26/22	9,575	9,667
Caterpillar Inc.	3.400%	5/15/24	19,475	20,306
Caterpillar Inc.	5.200%	5/27/41	19,770	23,960
Caterpillar Inc.	3.803%	8/15/42	20,469	20,811
Caterpillar Inc.	4.300%	5/15/44	7,885	8,598
Deere & Co.	4.375%	10/16/19	13,090	13,740
Eaton Corp.	6.500%	6/1/25	10,000	11,448
General Dynamics Corp.	3.875%	7/15/21	9,950	10,531
General Electric Capital Corp.	5.300%	2/11/21	1,806	1,985
General Electric Capital Corp.	4.650%	10/17/21	18,610	20,284
General Electric Capital Corp.	3.150%	9/7/22	16,706	17,305
General Electric Capital Corp.	3.100%	1/9/23	6,094	6,342
General Electric Capital Corp.	6.150%	8/7/37	13,205	17,636
General Electric Capital Corp.	5.875%	1/14/38	27,573	35,984
General Electric Co.	2.700%	10/9/22	14,000	14,208
General Electric Co.	4.500%	3/11/44	8,725	9,770
Honeywell International Inc.	4.250%	3/1/21	29,484	31,505
Illinois Tool Works Inc.	3.500%	3/1/24	42,775	44,716
John Deere Capital Corp.	2.800%	1/27/23	8,000	8,145
John Deere Capital Corp.	3.350%	6/12/24	9,000	9,292
Johnson Controls International plc	5.000%	3/30/20	29,000	30,857
Johnson Controls International plc	3.750%	12/1/21	25,000	26,082
Lockheed Martin Corp.	2.500%	11/23/20	12,340	12,519
Lockheed Martin Corp.	2.900%	3/1/25	26,840	26,674
Lockheed Martin Corp.	4.500%	5/15/36	6,715	7,320
Lockheed Martin Corp.	4.700%	5/15/46	16,650	18,597
Parker-Hannifin Corp.	4.450%	11/21/44	14,290	15,350
Raytheon Co.	3.125%	10/15/20	10,000	10,332
4 Siemens Financieringsmaatschappij NV	2.900%	5/27/22	60,840	61,675
4 Siemens Financieringsmaatschappij NV	3.125%	3/16/24	62,200	63,206
4 Siemens Financieringsmaatschappij NV	4.400%	5/27/45	40,495	44,256
United Technologies Corp.	4.500%	4/15/20	24,170	25,563
United Technologies Corp.	3.100%	6/1/22	10,095	10,349
United Technologies Corp.	4.500%	6/1/42	38,885	41,727
Communication (3.0%)
21st Century Fox America Inc.	4.500%	2/15/21	4,650	4,963
21st Century Fox America Inc.	6.200%	12/15/34	11,000	13,614
America Movil SAB de CV	3.125%	7/16/22	66,820	68,374
America Movil SAB de CV	6.125%	3/30/40	10,010	12,214
American Tower Corp.	3.450%	9/15/21	23,985	24,741
American Tower Corp.	4.700%	3/15/22	2,905	3,139
American Tower Corp.	5.000%	2/15/24	23,881	26,319
AT&T Inc.	1.400%	12/1/17	15,595	15,594
AT&T Inc.	1.750%	1/15/18	21,060	21,071
AT&T Inc.	5.200%	3/15/20	10,125	10,848

7

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	2.450%	6/30/20	17,525	17,627
AT&T Inc.	4.600%	2/15/21	4,900	5,208
AT&T Inc.	5.000%	3/1/21	10,000	10,811
AT&T Inc.	3.875%	8/15/21	20,000	20,951
AT&T Inc.	4.500%	3/9/48	14,742	13,575
CBS Corp.	4.300%	2/15/21	22,710	23,981
Comcast Corp.	3.000%	2/1/24	51,960	52,577
Comcast Corp.	3.600%	3/1/24	60,515	63,397
Comcast Corp.	3.375%	2/15/25	2,565	2,629
Comcast Corp.	3.150%	3/1/26	15,280	15,298
Comcast Corp.	2.350%	1/15/27	19,840	18,489
Comcast Corp.	4.250%	1/15/33	15,060	16,167
Comcast Corp.	4.200%	8/15/34	18,620	19,685
Comcast Corp.	4.400%	8/15/35	22,290	24,075
Comcast Corp.	6.450%	3/15/37	20,000	26,679
Comcast Corp.	6.950%	8/15/37	45,000	62,620
Comcast Corp.	4.650%	7/15/42	7,260	8,035
Comcast Corp.	4.500%	1/15/43	20,000	21,286
Comcast Corp.	4.750%	3/1/44	16,635	18,585
Comcast Corp.	4.600%	8/15/45	43,320	47,821
4 Cox Communications Inc.	4.800%	2/1/35	58,525	58,392
4 Cox Communications Inc.	6.450%	12/1/36	1,575	1,844
4 Cox Communications Inc.	4.600%	8/15/47	3,325	3,304
Discovery Communications LLC	5.625%	8/15/19	4,675	4,970
Grupo Televisa SAB	6.625%	1/15/40	13,805	16,711
Grupo Televisa SAB	5.000%	5/13/45	5,925	5,933
Grupo Televisa SAB	6.125%	1/31/46	13,475	15,595
4 GTP Acquisition Partners I LLC	2.350%	6/15/20	18,745	18,685
Michigan Bell Telephone Co.	7.850%	1/15/22	23,750	28,152
4 NBCUniversal Enterprise Inc.	1.662%	4/15/18	47,135	47,198
4 NBCUniversal Enterprise Inc.	1.974%	4/15/19	84,070	84,357
NBCUniversal Media LLC	4.375%	4/1/21	26,000	27,861
Omnicom Group Inc.	3.600%	4/15/26	22,925	23,070
Orange SA	9.000%	3/1/31	54,566	82,495
4 SBA Tower Trust	3.168%	4/11/22	49,780	49,833
4 Sky plc	2.625%	9/16/19	30,550	30,550
4 Sky plc	3.750%	9/16/24	42,911	43,877
Time Warner Cable LLC	8.750%	2/14/19	915	994
Time Warner Cable LLC	8.250%	4/1/19	11,944	12,986
Time Warner Entertainment Co. LP	8.375%	3/15/23	3,215	3,993
Time Warner Inc.	4.750%	3/29/21	13,000	13,956
Verizon Communications Inc.	3.450%	3/15/21	15,585	16,132
Verizon Communications Inc.	3.500%	11/1/21	78,905	81,807
Verizon Communications Inc.	4.812%	3/15/39	67,074	69,376
Verizon Communications Inc.	4.750%	11/1/41	28,730	28,855
Verizon Communications Inc.	5.012%	4/15/49	79,842	82,275
Viacom Inc.	5.625%	9/15/19	10,000	10,643
Vodafone Group plc	5.450%	6/10/19	26,000	27,414
Walt Disney Co.	4.125%	6/1/44	18,320	19,188
Consumer Cyclical (2.9%)
Alibaba Group Holding Ltd.	2.500%	11/28/19	10,480	10,557
Alibaba Group Holding Ltd.	3.125%	11/28/21	2,035	2,074
Alibaba Group Holding Ltd.	3.600%	11/28/24	45,610	47,229
4 Alimentation Couche-Tard Inc.	3.550%	7/26/27	10,915	11,011
Amazon.com Inc.	2.500%	11/29/22	31,600	31,806
4 Amazon.com Inc.	2.800%	8/22/24	26,740	26,917
Amazon.com Inc.	4.800%	12/5/34	55,880	63,262
Amazon.com Inc.	4.950%	12/5/44	17,920	20,596
4 Amazon.com Inc.	4.250%	8/22/57	52,165	53,493
4 American Honda Finance Corp.	1.600%	2/16/18	14,340	14,343
American Honda Finance Corp.	2.125%	10/10/18	29,535	29,678
American Honda Finance Corp.	2.300%	9/9/26	17,135	16,171
AutoZone Inc.	4.000%	11/15/20	25,000	26,186

8

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	AutoZone Inc.	3.700%	4/15/22	12,752	13,246
	AutoZone Inc.	3.125%	7/15/23	22,000	22,244
4	BMW US Capital LLC	2.000%	4/11/21	19,815	19,662
4	BMW US Capital LLC	2.250%	9/15/23	93,000	90,972
4	BMW US Capital LLC	2.800%	4/11/26	5,395	5,311
	CVS Health Corp.	2.750%	12/1/22	20,000	20,053
	CVS Health Corp.	4.875%	7/20/35	18,205	20,195
	CVS Health Corp.	5.125%	7/20/45	42,460	48,731
2,4	CVS Pass-Through Trust	5.926%	1/10/34	14,041	16,032
4	Daimler Finance North America LLC	2.250%	7/31/19	58,255	58,508
4	Daimler Finance North America LLC	2.450%	5/18/20	2,260	2,272
4	Daimler Finance North America LLC	2.000%	7/6/21	60,000	58,916
4	Daimler Finance North America LLC	3.875%	9/15/21	3,270	3,426
4	Daimler Finance North America LLC	3.250%	8/1/24	3,970	4,032
	Ford Motor Co.	4.346%	12/8/26	11,945	12,414
	Ford Motor Credit Co. LLC	2.375%	3/12/19	56,800	57,066
	Ford Motor Credit Co. LLC	3.157%	8/4/20	23,890	24,376
	General Motors Financial Co. Inc.	3.950%	4/13/24	63,300	64,427
	Home Depot Inc.	4.400%	4/1/21	12,300	13,156
	Home Depot Inc.	2.700%	4/1/23	24,715	25,000
	Home Depot Inc.	4.400%	3/15/45	22,390	24,508
4	Hyundai Capital America	2.550%	4/3/20	29,410	29,318
	Lowe's Cos. Inc.	3.100%	5/3/27	115,000	114,397
	Marriott International Inc.	2.300%	1/15/22	44,000	43,302
	McDonald's Corp.	3.500%	7/15/20	21,760	22,717
	McDonald's Corp.	2.625%	1/15/22	10,175	10,245
	McDonald's Corp.	3.250%	6/10/24	4,400	4,522
	McDonald's Corp.	4.875%	12/9/45	22,775	25,587
4	Nissan Motor Acceptance Corp.	1.800%	3/15/18	38,400	38,435
4	Nissan Motor Acceptance Corp.	2.650%	9/26/18	17,180	17,311
	Target Corp.	6.000%	1/15/18	16,500	16,713
	Target Corp.	2.900%	1/15/22	11,850	12,102
	Toyota Motor Credit Corp.	1.250%	10/5/17	34,150	34,150
4	Volkswagen Group of America Finance LLC	2.450%	11/20/19	13,860	13,925
	Wal-Mart Stores Inc.	3.625%	7/8/20	75,000	78,570
	Wal-Mart Stores Inc.	3.250%	10/25/20	6,290	6,538
	Wal-Mart Stores Inc.	4.250%	4/15/21	15,000	16,101
	Wal-Mart Stores Inc.	2.550%	4/11/23	44,450	44,898
	Wal-Mart Stores Inc.	5.625%	4/15/41	52,780	68,070
	Wal-Mart Stores Inc.	4.750%	10/2/43	20,300	23,730
	Wal-Mart Stores Inc.	4.300%	4/22/44	16,995	18,865
	Consumer Noncyclical (7.1%)
	Allergan Funding SCS	3.000%	3/12/20	32,675	33,280
	Allergan Funding SCS	3.450%	3/15/22	45,660	47,291
	Allergan Funding SCS	4.550%	3/15/35	13,255	14,147
	Allergan Funding SCS	4.850%	6/15/44	14,075	15,399
	Altria Group Inc.	4.750%	5/5/21	40,806	44,327
	Altria Group Inc.	2.850%	8/9/22	11,835	12,059
	Altria Group Inc.	4.500%	5/2/43	10,105	10,826
	Amgen Inc.	3.625%	5/22/24	38,185	39,812
	Amgen Inc.	5.150%	11/15/41	27,515	31,548
	Amgen Inc.	4.563%	6/15/48	4,615	5,004
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	63,200	65,500
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	57,035	59,008
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	129,785	142,939
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	137,375	156,452
	Anheuser-Busch InBev Worldwide Inc.	6.500%	7/15/18	30,000	30,996
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	9,137
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	81,200	87,266
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	800	853
	Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	4,310	4,564
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	9,836	9,914
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	5,700	6,450

9

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,080	18,307
Ascension Health	3.945%	11/15/46	27,275	27,873
2 Ascension Health	4.847%	11/15/53	2,165	2,482
AstraZeneca plc	1.950%	9/18/19	12,435	12,416
AstraZeneca plc	2.375%	11/16/20	37,225	37,393
AstraZeneca plc	3.375%	11/16/25	27,755	28,152
AstraZeneca plc	4.375%	11/16/45	25,305	26,761
4 BAT International Finance plc	2.750%	6/15/20	17,600	17,836
4 BAT International Finance plc	3.250%	6/7/22	50,880	51,934
4 BAT International Finance plc	3.500%	6/15/22	7,440	7,686
4 BAT International Finance plc	3.950%	6/15/25	15,000	15,623
4 Bayer US Finance LLC	2.375%	10/8/19	6,140	6,168
4 Bayer US Finance LLC	3.000%	10/8/21	38,730	39,406
Bestfoods	6.625%	4/15/28	25,000	32,181
Biogen Inc.	2.900%	9/15/20	17,465	17,893
Cardinal Health Inc.	2.400%	11/15/19	22,090	22,274
Cardinal Health Inc.	3.200%	3/15/23	11,650	11,828
Cardinal Health Inc.	3.079%	6/15/24	16,720	16,846
Cardinal Health Inc.	3.500%	11/15/24	20,020	20,523
Cardinal Health Inc.	4.500%	11/15/44	23,250	24,182
4 Cargill Inc.	4.760%	11/23/45	57,879	67,326
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,935	1,935
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	36,807	35,848
Catholic Health Initiatives Colorado GO	4.200%	8/1/23	8,205	8,433
2 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	23,255	21,836
Celgene Corp.	2.250%	5/15/19	5,145	5,157
Celgene Corp.	3.550%	8/15/22	15,160	15,839
Celgene Corp.	3.625%	5/15/24	11,980	12,453
Celgene Corp.	5.000%	8/15/45	25,000	28,447
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,600	4,770
Coca-Cola Enterprises Inc.	4.500%	9/1/21	14,785	15,769
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	11,134	11,150
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	28,000	29,496
Colgate-Palmolive Co.	2.950%	11/1/20	25,000	25,842
Constellation Brands Inc.	2.700%	5/9/22	2,400	2,413
4 Danone SA	2.589%	11/2/23	10,000	9,779
4 Danone SA	2.947%	11/2/26	40,000	38,800
Diageo Capital plc	2.625%	4/29/23	42,580	43,035
Diageo Investment Corp.	2.875%	5/11/22	17,245	17,710
Dignity Health California GO	2.637%	11/1/19	4,480	4,523
Dignity Health California GO	3.812%	11/1/24	9,060	9,354
Eli Lilly & Co.	3.700%	3/1/45	20,040	20,111
4 EMD Finance LLC	2.400%	3/19/20	1,100	1,106
4 EMD Finance LLC	2.950%	3/19/22	19,640	19,932
Express Scripts Holding Co.	2.250%	6/15/19	14,030	14,059
4 Forest Laboratories Inc.	4.875%	2/15/21	3,312	3,564
4 Forest Laboratories LLC	5.000%	12/15/21	23,725	25,932
General Mills Inc.	5.650%	2/15/19	6,850	7,199
6 General Mills Inc.	6.390%	2/5/23	50,000	56,950
Gilead Sciences Inc.	2.550%	9/1/20	15,245	15,520
Gilead Sciences Inc.	2.500%	9/1/23	26,390	26,211
Gilead Sciences Inc.	3.700%	4/1/24	21,420	22,553
Gilead Sciences Inc.	3.500%	2/1/25	28,575	29,692
Gilead Sciences Inc.	4.500%	2/1/45	55,782	60,105
Gilead Sciences Inc.	4.750%	3/1/46	13,200	14,776
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	25,750	26,162
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	19,183
GlaxoSmithKline Capital plc	2.850%	5/8/22	51,595	52,680
4 Imperial Tobacco Finance plc	3.750%	7/21/22	58,995	61,175
Johnson & Johnson	6.730%	11/15/23	15,000	18,573
Johnson & Johnson	2.450%	3/1/26	78,000	76,577
Kaiser Foundation Hospitals	3.500%	4/1/22	19,815	20,614
Kaiser Foundation Hospitals	3.150%	5/1/27	18,190	18,304
Kaiser Foundation Hospitals	4.875%	4/1/42	12,710	14,877

10

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kimberly-Clark Corp.	6.250%	7/15/18	25,000	25,911
Kraft Heinz Foods Co.	3.000%	6/1/26	31,320	29,991
Kraft Heinz Foods Co.	5.000%	7/15/35	7,370	8,026
Kraft Heinz Foods Co.	4.375%	6/1/46	59,110	58,024
2 Mayo Clinic	4.128%	11/15/52	11,465	12,172
McKesson Corp.	2.700%	12/15/22	7,010	7,002
McKesson Corp.	2.850%	3/15/23	6,840	6,832
McKesson Corp.	3.796%	3/15/24	9,525	9,987
McKesson Corp.	4.883%	3/15/44	27,180	30,084
Medtronic Inc.	1.375%	4/1/18	16,225	16,221
Medtronic Inc.	2.500%	3/15/20	25,335	25,716
Medtronic Inc.	3.150%	3/15/22	61,030	63,122
Medtronic Inc.	3.625%	3/15/24	7,510	7,899
Medtronic Inc.	3.500%	3/15/25	62,791	65,369
Medtronic Inc.	4.375%	3/15/35	21,968	24,102
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	11,505	13,666
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	7,820	8,033
Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	10,430	10,877
Merck & Co. Inc.	3.875%	1/15/21	30,000	31,647
Merck & Co. Inc.	2.350%	2/10/22	24,825	24,995
Merck & Co. Inc.	2.800%	5/18/23	15,650	16,015
Merck & Co. Inc.	2.750%	2/10/25	38,000	38,091
Merck & Co. Inc.	4.150%	5/18/43	28,405	30,808
Merck Sharp & Dohme Corp.	5.000%	6/30/19	18,000	18,981
Molson Coors Brewing Co.	3.500%	5/1/22	14,905	15,399
Molson Coors Brewing Co.	5.000%	5/1/42	5,710	6,360
New York & Presbyterian Hospital	4.024%	8/1/45	22,955	23,715
Novartis Capital Corp.	3.400%	5/6/24	13,425	14,027
Novartis Capital Corp.	4.400%	5/6/44	21,485	24,333
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	2,000	2,036
PepsiCo Inc.	3.125%	11/1/20	48,610	50,338
PepsiCo Inc.	2.375%	10/6/26	72,545	69,302
PepsiCo Inc.	4.000%	3/5/42	35,200	36,034
PepsiCo Inc.	3.450%	10/6/46	45,740	43,409
Pfizer Inc.	3.000%	6/15/23	25,440	26,228
Pfizer Inc.	3.000%	12/15/26	45,100	45,484
Philip Morris International Inc.	4.500%	3/26/20	25,000	26,474
Philip Morris International Inc.	1.875%	2/25/21	43,455	42,849
Philip Morris International Inc.	4.125%	5/17/21	15,705	16,642
Philip Morris International Inc.	2.500%	8/22/22	13,250	13,223
Philip Morris International Inc.	2.625%	3/6/23	23,000	22,989
Philip Morris International Inc.	4.500%	3/20/42	11,665	12,401
Philip Morris International Inc.	3.875%	8/21/42	22,785	22,446
Philip Morris International Inc.	4.875%	11/15/43	5,835	6,516
Philip Morris International Inc.	4.250%	11/10/44	15,000	15,644
2 Procter & Gamble - Esop	9.360%	1/1/21	9,319	10,406
Procter & Gamble Co.	5.550%	3/5/37	2,388	3,154
Providence St. Joseph Health Obligated Group	2.746%	10/1/26	18,290	17,530
4 Roche Holdings Inc.	2.875%	9/29/21	26,150	26,786
4 Roche Holdings Inc.	2.375%	1/28/27	61,570	58,154
Sanofi	4.000%	3/29/21	36,275	38,388
4 Sigma Alimentos SA de CV	4.125%	5/2/26	24,660	24,839
SSM Health Care Corp.	3.823%	6/1/27	43,345	44,658
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	6,765	6,825
Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	36,645	34,929
Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	8,895	8,174
Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	35,885	30,478
The Kroger Co.	3.300%	1/15/21	13,605	13,883
The Kroger Co.	3.850%	8/1/23	5,055	5,233
The Kroger Co.	3.875%	10/15/46	16,095	13,982
Unilever Capital Corp.	4.250%	2/10/21	78,185	83,497
Wyeth LLC	5.950%	4/1/37	15,000	19,635

11

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy (2.6%)
4 BG Energy Capital plc	4.000%	10/15/21	17,070	18,023
BP Capital Markets plc	4.750%	3/10/19	18,140	18,904
BP Capital Markets plc	2.315%	2/13/20	3,760	3,791
BP Capital Markets plc	4.500%	10/1/20	28,000	29,865
BP Capital Markets plc	4.742%	3/11/21	10,000	10,857
BP Capital Markets plc	3.062%	3/17/22	35,770	36,621
BP Capital Markets plc	3.245%	5/6/22	10,000	10,350
BP Capital Markets plc	2.500%	11/6/22	8,000	7,987
BP Capital Markets plc	3.994%	9/26/23	13,130	14,052
BP Capital Markets plc	3.814%	2/10/24	38,000	39,947
BP Capital Markets plc	3.506%	3/17/25	41,710	43,016
Chevron Corp.	2.355%	12/5/22	6,000	5,986
Chevron Corp.	3.191%	6/24/23	69,750	72,213
ConocoPhillips	7.000%	3/30/29	11,500	14,576
ConocoPhillips Co.	4.200%	3/15/21	31,740	33,702
ConocoPhillips Co.	2.875%	11/15/21	8,136	8,272
ConocoPhillips Co.	3.350%	11/15/24	10,275	10,534
ConocoPhillips Co.	3.350%	5/15/25	24,815	25,311
ConocoPhillips Co.	4.950%	3/15/26	12,710	14,312
ConocoPhillips Co.	4.300%	11/15/44	48,640	51,128
Devon Energy Corp.	3.250%	5/15/22	15,905	16,093
Dominion Energy Gas Holdings LLC	3.550%	11/1/23	14,085	14,468
Dominion Energy Gas Holdings LLC	4.800%	11/1/43	10,000	10,816
Enterprise Products Operating LLC	4.900%	5/15/46	5,000	5,457
EOG Resources Inc.	5.625%	6/1/19	16,285	17,193
Exxon Mobil Corp.	2.222%	3/1/21	12,735	12,828
Exxon Mobil Corp.	2.726%	3/1/23	10,710	10,863
Exxon Mobil Corp.	3.043%	3/1/26	7,330	7,468
Exxon Mobil Corp.	4.114%	3/1/46	10,845	11,702
Halliburton Co.	3.500%	8/1/23	67,975	69,835
Noble Energy Inc.	4.150%	12/15/21	14,890	15,663
Occidental Petroleum Corp.	4.100%	2/1/21	27,466	29,008
Occidental Petroleum Corp.	2.700%	2/15/23	9,250	9,285
Occidental Petroleum Corp.	3.400%	4/15/26	33,675	34,520
Occidental Petroleum Corp.	4.400%	4/15/46	18,840	19,746
Phillips 66	4.300%	4/1/22	30,000	31,974
4 Schlumberger Holdings Corp.	3.000%	12/21/20	25,500	26,053
4 Schlumberger Investment SA	2.400%	8/1/22	20,765	20,735
Shell International Finance BV	4.375%	3/25/20	16,000	16,982
Shell International Finance BV	2.250%	11/10/20	49,900	50,198
Shell International Finance BV	3.250%	5/11/25	28,680	29,314
Shell International Finance BV	4.125%	5/11/35	28,575	30,170
Shell International Finance BV	5.500%	3/25/40	10,795	13,107
Shell International Finance BV	4.375%	5/11/45	95,725	102,508
Suncor Energy Inc.	3.600%	12/1/24	19,505	20,091
Suncor Energy Inc.	5.950%	12/1/34	13,000	15,671
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	25,945	27,335
Texaco Capital Inc.	8.625%	4/1/32	25,000	37,399
Total Capital International SA	2.700%	1/25/23	32,714	33,015
Total Capital International SA	3.750%	4/10/24	50,000	52,771
TransCanada PipeLines Ltd.	7.125%	1/15/19	4,800	5,112
TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	32,250
TransCanada PipeLines Ltd.	2.500%	8/1/22	21,165	21,156
TransCanada PipeLines Ltd.	4.875%	1/15/26	58,060	65,068
Other Industrial (0.1%)
George Washington University District of Columbia GO	3.545%	9/15/46	10,000	9,225
4 Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	12,795
2 Johns Hopkins University Maryland GO	4.083%	7/1/53	24,695	25,922
Technology (3.2%)
Apple Inc.	2.850%	5/6/21	34,300	35,252
Apple Inc.	2.850%	2/23/23	43,845	44,737
Apple Inc.	3.000%	2/9/24	22,750	23,261

12

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apple Inc.	3.450%	5/6/24	31,140	32,630
Apple Inc.	2.850%	5/11/24	45,635	46,202
Apple Inc.	3.250%	2/23/26	38,220	39,170
Apple Inc.	2.450%	8/4/26	55,182	53,075
Apple Inc.	3.350%	2/9/27	56,435	58,063
Apple Inc.	3.200%	5/11/27	39,750	40,430
Apple Inc.	2.900%	9/12/27	83,420	82,752
Apple Inc.	3.850%	5/4/43	15,275	15,401
Apple Inc.	4.450%	5/6/44	4,035	4,422
Apple Inc.	3.850%	8/4/46	36,510	36,640
Applied Materials Inc.	3.300%	4/1/27	32,395	33,022
4 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	27,860	28,602
Cisco Systems Inc.	4.450%	1/15/20	25,000	26,458
Cisco Systems Inc.	2.200%	2/28/21	78,505	78,930
Cisco Systems Inc.	2.900%	3/4/21	10,700	10,987
Cisco Systems Inc.	2.500%	9/20/26	15,921	15,405
Intel Corp.	3.300%	10/1/21	10,000	10,428
Intel Corp.	2.875%	5/11/24	29,825	30,096
Intel Corp.	4.100%	5/19/46	47,755	50,052
International Business Machines Corp.	3.375%	8/1/23	61,300	63,737
International Business Machines Corp.	3.625%	2/12/24	22,800	23,910
International Business Machines Corp.	7.000%	10/30/25	25,000	32,033
Microsoft Corp.	3.000%	10/1/20	10,000	10,366
Microsoft Corp.	2.375%	2/12/22	19,865	20,030
Microsoft Corp.	3.625%	12/15/23	13,500	14,356
Microsoft Corp.	2.875%	2/6/24	61,625	62,849
Microsoft Corp.	2.700%	2/12/25	23,890	23,979
Microsoft Corp.	3.125%	11/3/25	26,300	27,022
Microsoft Corp.	2.400%	8/8/26	64,501	62,178
Microsoft Corp.	3.450%	8/8/36	53,965	54,492
Microsoft Corp.	4.100%	2/6/37	45,435	49,581
Microsoft Corp.	4.500%	10/1/40	18,210	20,546
Microsoft Corp.	4.450%	11/3/45	61,885	69,722
Microsoft Corp.	3.700%	8/8/46	50,485	50,937
Microsoft Corp.	4.250%	2/6/47	61,800	67,977
Oracle Corp.	5.000%	7/8/19	35,000	36,994
Oracle Corp.	1.900%	9/15/21	70,285	69,690
Oracle Corp.	2.500%	5/15/22	38,860	39,396
Oracle Corp.	2.400%	9/15/23	63,535	63,100
Oracle Corp.	2.950%	5/15/25	11,300	11,389
QUALCOMM Inc.	2.600%	1/30/23	26,140	26,211
QUALCOMM Inc.	2.900%	5/20/24	31,595	31,739
QUALCOMM Inc.	3.250%	5/20/27	32,945	33,206
Transportation (0.6%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,235	7,437
Burlington Northern Santa Fe LLC	3.250%	6/15/27	17,530	17,919
CSX Corp.	3.800%	11/1/46	10,000	9,609
4 ERAC USA Finance LLC	6.375%	10/15/17	36,290	36,346
4 ERAC USA Finance LLC	2.350%	10/15/19	12,165	12,175
4 ERAC USA Finance LLC	4.500%	8/16/21	10,270	10,951
4 ERAC USA Finance LLC	3.300%	10/15/22	745	761
4 ERAC USA Finance LLC	7.000%	10/15/37	3,775	4,964
4 ERAC USA Finance LLC	5.625%	3/15/42	31,000	35,688
FedEx Corp.	2.700%	4/15/23	15,810	15,678
FedEx Corp.	4.900%	1/15/34	25,040	28,102
FedEx Corp.	3.875%	8/1/42	4,505	4,308
FedEx Corp.	5.100%	1/15/44	26,055	29,231
FedEx Corp.	4.550%	4/1/46	14,460	15,398
Kansas City Southern	4.950%	8/15/45	13,845	15,429
Ryder System Inc.	2.500%	3/1/18	32,000	32,146
United Parcel Service Inc.	2.450%	10/1/22	17,095	17,188
United Parcel Service Inc.	4.875%	11/15/40	14,810	17,246
				11,572,605

13

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Utilities (4.0%)
Electric (3.6%)
Alabama Power Co.	5.200%	6/1/41	3,365	3,957
Alabama Power Co.	4.100%	1/15/42	5,595	5,789
Alabama Power Co.	3.750%	3/1/45	20,255	20,366
Ameren Illinois Co.	2.700%	9/1/22	58,000	58,596
Baltimore Gas & Electric Co.	2.800%	8/15/22	26,250	26,385
Baltimore Gas & Electric Co.	2.400%	8/15/26	20,945	19,763
Berkshire Hathaway Energy Co.	6.125%	4/1/36	33,795	43,372
Berkshire Hathaway Energy Co.	6.500%	9/15/37	66,165	88,446
Berkshire Hathaway Energy Co.	5.150%	11/15/43	9,275	10,890
Commonwealth Edison Co.	2.950%	8/15/27	23,275	23,130
Commonwealth Edison Co.	4.350%	11/15/45	6,815	7,351
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	9,500	12,011
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	67,144
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	30,855	34,449
Delmarva Power & Light Co.	3.500%	11/15/23	9,550	9,931
Dominion Energy Inc.	2.962%	7/1/19	17,030	17,275
Dominion Energy Inc.	2.579%	7/1/20	12,040	12,125
Dominion Energy Inc.	4.450%	3/15/21	30,000	31,977
Dominion Energy Inc.	3.625%	12/1/24	23,850	24,488
DTE Energy Co.	3.800%	3/15/27	19,405	19,990
Duke Energy Carolinas LLC	5.250%	1/15/18	20,980	21,216
Duke Energy Carolinas LLC	3.900%	6/15/21	11,045	11,674
Duke Energy Carolinas LLC	6.000%	12/1/28	5,000	6,176
Duke Energy Carolinas LLC	6.100%	6/1/37	13,915	17,805
Duke Energy Carolinas LLC	4.250%	12/15/41	6,375	6,924
Duke Energy Carolinas LLC	4.000%	9/30/42	5,205	5,443
Duke Energy Corp.	2.650%	9/1/26	17,480	16,669
Duke Energy Corp.	4.800%	12/15/45	37,600	42,124
Duke Energy Corp.	3.750%	9/1/46	14,740	14,166
Duke Energy Progress LLC	2.800%	5/15/22	20,140	20,608
Duke Energy Progress LLC	6.300%	4/1/38	1,625	2,194
Duke Energy Progress LLC	4.200%	8/15/45	56,658	61,064
Entergy Corp.	2.950%	9/1/26	22,080	21,249
Entergy Louisiana LLC	3.120%	9/1/27	10,065	10,104
Eversource Energy	4.500%	11/15/19	1,880	1,970
Eversource Energy	3.150%	1/15/25	6,775	6,804
Florida Power & Light Co.	6.200%	6/1/36	12,452	16,464
Florida Power & Light Co.	5.950%	2/1/38	10,000	13,164
Florida Power & Light Co.	5.250%	2/1/41	29,745	36,705
Florida Power & Light Co.	4.125%	2/1/42	20,000	21,429
Fortis Inc.	3.055%	10/4/26	44,365	43,061
Georgia Power Co.	5.950%	2/1/39	30,476	37,901
Georgia Power Co.	5.400%	6/1/40	10,136	11,955
Georgia Power Co.	4.750%	9/1/40	16,105	17,505
Georgia Power Co.	4.300%	3/15/42	37,705	39,533
4 Massachusetts Electric Co.	5.900%	11/15/39	21,895	27,634
MidAmerican Energy Co.	5.750%	11/1/35	9,925	12,427
MidAmerican Energy Co.	4.250%	5/1/46	13,105	14,037
4 Monongahela Power Co.	4.100%	4/15/24	11,000	11,670
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,800	14,144
National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	15,355	15,427
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	32,210	31,886
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	30,500	30,852
NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	32,950	33,802
Oglethorpe Power Corp.	5.950%	11/1/39	5,145	6,355
Oglethorpe Power Corp.	4.250%	4/1/46	12,209	11,976
Oglethorpe Power Corp.	5.250%	9/1/50	12,375	13,919
Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	11,976
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	13,935	14,849
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	31,858	31,617
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	11,325	13,695
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	1,025	1,139

14

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	4.250%	5/15/21	8,335	8,846
Pacific Gas & Electric Co.	2.450%	8/15/22	45,000	44,946
Pacific Gas & Electric Co.	3.750%	8/15/42	35,460	35,019
PacifiCorp	2.950%	6/1/23	14,835	15,213
PacifiCorp	3.600%	4/1/24	20,000	20,855
PacifiCorp	3.350%	7/1/25	15,354	15,602
PacifiCorp	5.750%	4/1/37	14,188	18,001
Potomac Electric Power Co.	6.500%	11/15/37	8,000	10,934
PPL Electric Utilities Corp.	2.500%	9/1/22	12,830	12,814
PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,565
Progress Energy Inc.	3.150%	4/1/22	20,800	21,188
Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	10,376
Puget Sound Energy Inc.	4.434%	11/15/41	19,880	21,140
South Carolina Electric & Gas Co.	6.050%	1/15/38	23,085	29,288
South Carolina Electric & Gas Co.	5.450%	2/1/41	7,325	8,644
South Carolina Electric & Gas Co.	4.350%	2/1/42	31,970	33,053
South Carolina Electric & Gas Co.	4.600%	6/15/43	1,105	1,202
South Carolina Electric & Gas Co.	4.100%	6/15/46	11,210	11,327
South Carolina Electric & Gas Co.	5.100%	6/1/65	24,140	27,832
Southern California Edison Co.	5.500%	8/15/18	31,730	32,760
Southern California Edison Co.	3.875%	6/1/21	24,860	26,212
Southern California Edison Co.	2.400%	2/1/22	8,270	8,285
Southern California Edison Co.	4.500%	9/1/40	5,150	5,708
Southern California Edison Co.	3.600%	2/1/45	8,160	8,079
Southern Co.	2.950%	7/1/23	44,985	45,158
Southwestern Electric Power Co.	2.750%	10/1/26	25,000	24,158
Tampa Electric Co.	2.600%	9/15/22	20,205	20,134
Virginia Electric & Power Co.	3.500%	3/15/27	40,765	42,248
Virginia Electric & Power Co.	6.000%	5/15/37	9,435	12,152
Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	17,116
Xcel Energy Inc.	3.350%	12/1/26	33,370	33,701
Natural Gas (0.4%)
4 Boston Gas Co.	3.150%	8/1/27	8,010	8,000
CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,800	3,998
CenterPoint Energy Resources Corp.	6.625%	11/1/37	4,406	5,788
4 KeySpan Gas East Corp.	2.742%	8/15/26	37,580	36,448
4 KeySpan Gas East Corp.	5.819%	4/1/41	5,060	6,399
NiSource Finance Corp.	6.250%	12/15/40	10,000	12,642
Nisource Finance Corp.	5.250%	2/15/43	13,546	15,641
NiSource Finance Corp.	4.800%	2/15/44	8,500	9,325
Sempra Energy	2.850%	11/15/20	11,900	12,066
Sempra Energy	2.875%	10/1/22	14,066	14,137
Sempra Energy	6.000%	10/15/39	36,184	45,498
Southern California Gas Co.	2.600%	6/15/26	28,885	28,041
Other Utility (0.0%)
American Water Capital Corp.	2.950%	9/1/27	20,245	20,138

				2,182,424

Total Corporate Bonds (Cost $21,580,007)				22,492,059

Sovereign Bonds (3.3%)
4 CDP Financial Inc.	4.400%	11/25/19	22,000	23,147
4 Electricite de France SA	4.600%	1/27/20	31,972	33,725
4 Electricite de France SA	4.875%	1/22/44	2,910	3,114
4 Electricite de France SA	4.950%	10/13/45	12,500	13,815
Export-Import Bank of Korea	1.750%	5/26/19	70,100	69,573
7 Japan Bank for International Cooperation	2.250%	2/24/20	53,298	53,496
7 Japan Bank for International Cooperation	2.125%	6/1/20	21,888	21,885
7 Japan Bank for International Cooperation	2.125%	7/21/20	40,500	40,549
8 Japan Treasury Discount Bill	0.000%	10/16/17	9,100,000	80,519
8 Japan Treasury Discount Bill	0.000%	12/11/17	12,370,000	109,952
8 Japan Treasury Discount Bill	0.000%	12/18/17	12,370,000	109,956
8 Japan Treasury Discount Bill	0.000%	1/10/18	12,850,000	114,244

15

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 Kingdom of Saudi Arabia	2.375%	10/26/21	31,570	31,136
4 Kingdom of Saudi Arabia	2.875%	3/4/23	49,100	48,713
Korea Development Bank	2.875%	8/22/18	16,410	16,534
Korea Development Bank	2.500%	3/11/20	62,550	62,417
4 Kuwait	2.750%	3/20/22	4,315	4,354
4 Mexico City Airport Trust	5.500%	7/31/47	39,555	40,017
Petroleos Mexicanos	5.500%	2/4/19	10,825	11,253
Province of Ontario	4.400%	4/14/20	48,000	50,586
Province of Ontario	2.500%	4/27/26	100,400	98,694
Province of Quebec	2.500%	4/20/26	134,755	132,067
4 Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	51,685	51,723
4 Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	51,685	51,431
4 Sinopec Group Overseas Development 2016 Ltd.	3.500%	5/3/26	28,000	28,241
4 Sinopec Group Overseas Development 2017 Ltd.	3.000%	4/12/22	31,520	31,847
4 State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	41,455	41,816
4 State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	63,500	63,270
4 State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	29,070	29,344
4 State of Qatar	5.250%	1/20/20	53,470	56,750
4 State of Qatar	2.375%	6/2/21	41,555	40,937
Statoil ASA	5.250%	4/15/19	8,895	9,339
Statoil ASA	2.250%	11/8/19	16,095	16,214
Statoil ASA	2.900%	11/8/20	22,450	22,952
Statoil ASA	2.750%	11/10/21	31,091	31,618
Statoil ASA	2.450%	1/17/23	10,840	10,805
Statoil ASA	2.650%	1/15/24	10,105	10,027
Statoil ASA	3.700%	3/1/24	20,035	21,082
Statoil ASA	3.250%	11/10/24	22,425	22,949
4 Temasek Financial I Ltd.	2.375%	1/23/23	39,070	39,082
United Mexican States	3.500%	1/21/21	11,250	11,796
United Mexican States	4.750%	3/8/44	13,870	14,292

Total Sovereign Bonds (Cost $1,765,811)				1,775,261

Taxable Municipal Bonds (3.2%)
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	27,625	39,625
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	28,955	44,513
California GO	5.700%	11/1/21	15,655	17,665
California GO	7.500%	4/1/34	5,845	8,497
California GO	7.550%	4/1/39	45,525	70,008
California GO	7.300%	10/1/39	4,460	6,543
California GO	7.350%	11/1/39	61,000	89,609
California GO	7.625%	3/1/40	2,345	3,590
California GO	7.600%	11/1/40	47,525	74,226
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	5,672
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	14,590	15,990
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	13,390	18,269
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	1,790	2,213
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	59,990	78,397
Chicago Transit Authority	6.899%	12/1/40	24,650	32,281
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	22,485	29,979
District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	8,060
Duke University North Carolina Revenue	5.850%	4/1/37	62,165	82,422
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	52,731	66,490
Houston TX GO	6.290%	3/1/32	21,385	25,384
Illinois GO	5.100%	6/1/33	45,890	46,382
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	16,525	21,069
Kansas Development Finance Authority Revenue	4.927%	4/15/45	44,540	50,022
Los Angeles CA Community College District GO	6.750%	8/1/49	12,915	19,659
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	28,590	42,284

16

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Unified School District GO	5.750%	7/1/34	30,000	38,392
Louisville & Jefferson County KY Metropolitan Sewer
District Sewer & Drainage System Revenue	6.250%	5/15/43	11,000	14,624
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	12,005	15,759
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	15,000	19,011
Municipal Electric Authority of Georgia	4.430%	1/1/22	7,795	8,189
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	43,682
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	2,000	2,923
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	1,805	1,958
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	12,820	17,555
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	5,600	7,858
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	2,430	3,698
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,940	22,394
New York State Thruway Authority Revenue	5.883%	4/1/30	29,670	36,318
New York State Urban Development Corp. Revenue	2.100%	3/15/22	138,125	137,717
North Texas Tollway Authority System Revenue	6.718%	1/1/49	31,790	47,117
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	14,510	18,578
9 Oregon School Boards Association GO	4.759%	6/30/28	15,000	16,570
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	9,605	11,568
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	7,283
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	58,000	64,818
Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	10,910	12,796
Princeton University New Jersey GO	5.700%	3/1/39	13,020	17,359
Regents of the University of California Revenue	3.063%	7/1/25	49,360	50,622
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	6,175	8,248
Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	14,544
University of California Regents Medical Center
Revenue	6.548%	5/15/48	20,485	28,253
University of California Regents Medical Center
Revenue	6.583%	5/15/49	18,160	25,133
University of California Revenue	4.601%	5/15/31	19,390	21,563
University of California Revenue	5.770%	5/15/43	23,675	30,310
University of California Revenue	4.765%	5/15/44	4,740	5,014
University of California Revenue	3.931%	5/15/45	18,275	18,483
Utah GO	3.289%	7/1/20	21,900	22,739
Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	28,325	29,129
10 Wisconsin GO	5.700%	5/1/26	9,000	10,376

Total Taxable Municipal Bonds (Cost $1,505,298)				1,729,430

			Shares

Common Stocks (38.4%)
Consumer Discretionary (1.6%)
McDonald's Corp.			1,624,334	254,501
VF Corp.			3,992,417	253,798
Home Depot Inc.			1,314,928	215,069
L Brands Inc.			3,018,749	125,610
				848,978
Consumer Staples (5.1%)
Philip Morris International Inc.			7,005,178	777,645
^ Unilever NV			7,193,858	424,725
British American Tobacco plc			5,558,419	347,982
Coca-Cola Co.			6,354,950	286,036

17

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

		Market
		Value
	Shares	($000)
Kraft Heinz Co.	2,981,103	231,185
PepsiCo Inc.	1,946,217	216,867
Altria Group Inc.	3,044,694	193,095
Diageo plc ADR	1,230,514	162,588
Procter & Gamble Co.	1,477,516	134,424
		2,774,547
Energy (5.2%)
Chevron Corp.	4,273,901	502,183
Suncor Energy Inc.	12,668,987	443,795
Exxon Mobil Corp.	4,340,717	355,852
^ TransCanada Corp.	6,029,701	298,018
Occidental Petroleum Corp.	4,528,439	290,771
Phillips 66	2,719,310	249,116
Marathon Petroleum Corp.	3,765,192	211,152
Kinder Morgan Inc.	10,772,785	206,622
Canadian Natural Resources Ltd.	6,041,498	202,330
Enbridge Inc.	1,317,790	55,136
		2,814,975
Financials (5.3%)
JPMorgan Chase & Co.	9,322,123	890,356
Wells Fargo & Co.	11,719,641	646,338
MetLife Inc.	8,328,603	432,671
BlackRock Inc.	903,040	403,740
BB&T Corp.	4,216,919	197,942
Thomson Reuters Corp.	3,681,379	168,902
National Bank of Canada	2,052,643	98,787
Bank of Nova Scotia	647,718	41,616
		2,880,352
Health Care (5.3%)
Johnson & Johnson	5,215,223	678,031
Pfizer Inc.	17,235,324	615,301
Merck & Co. Inc.	7,651,008	489,894
Eli Lilly & Co.	3,737,507	319,706
Novartis AG	3,111,347	266,876
Roche Holding AG	1,004,052	256,656
Bristol-Myers Squibb Co.	3,686,610	234,985
		2,861,449
Industrials (3.8%)
General Electric Co.	18,225,157	440,684
Eaton Corp. plc	5,149,797	395,453
Union Pacific Corp.	3,183,277	369,165
Caterpillar Inc.	2,240,269	279,384
3M Co.	1,145,120	240,361
Lockheed Martin Corp.	674,983	209,440
United Parcel Service Inc. Class B	1,235,931	148,423
		2,082,910
Information Technology (5.5%)
Microsoft Corp.	14,468,780	1,077,779
Cisco Systems Inc.	18,521,645	622,883
Intel Corp.	13,318,569	507,171
Analog Devices Inc.	4,237,712	365,164
QUALCOMM Inc.	3,834,799	198,796
Maxim Integrated Products Inc.	4,109,639	196,071
		2,967,864
Materials (2.0%)
DowDuPont Inc.	7,849,017	543,387
International Paper Co.	4,030,356	229,005
^ Agrium Inc.	1,819,962	195,118
LyondellBasell Industries NV Class A	1,497,012	148,279
		1,115,789

18

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

					Market
					Value
				Shares	($000)
Telecommunication Services (1.4%)
	Verizon Communications Inc.			9,653,059	477,730
	BCE Inc.			5,536,481	259,397
					737,127
Utilities (3.2%)
	Dominion Energy Inc.			5,989,230	460,751
	Eversource Energy			4,589,027	277,361
	Duke Energy Corp.			3,156,421	264,887
	NextEra Energy Inc.			1,562,682	229,011
	Xcel Energy Inc.			4,152,506	196,496
	Sempra Energy			1,641,134	187,303
	National Grid plc			8,601,231	106,532
					1,722,341
Total Common Stocks (Cost $14,483,937)					20,806,332
		Coupon
Temporary Cash Investments (2.8%)
Money Market Fund (0.4%)
[11,12]	Vanguard Market Liquidity Fund	1.223%		2,206,991	220,743

				Face
			Maturity	Amount
			Date	($000)
Repurchase Agreements (0.2%)
	Bank of America Securities, LLC
	(Dated 9/29/17, Repurchase Value $23,402,000,
	collateralized by Government National Mortgage
	Assn. 4.000%, 4/20/47, with a value of $23,868,000)	1.070%	10/2/17	23,400	23,400
	Deutsche Bank Securities, Inc.
	(Dated 9/29/17, Repurchase Value $21,702,000,
	collateralized by U.S. Treasury Note/Bond 3.625%,
	2/15/20, with a value of $22,134,000)	1.060%	10/2/17	21,700	21,700
	HSBC Bank USA
	(Dated 9/29/17, Repurchase Value $10,101,000,
	collateralized by Federal National Mortgage Assn.
	2.500%, 10/1/31, with a value of $10,309,000)	1.040%	10/2/17	10,100	10,100
	RBC Capital Markets LLC
	(Dated 9/29/17, Repurchase Value $32,103,000,
	collateralized by Federal Home Loan Mortgage Corp.
	3.000%-4.000%, 8/1/45-9/1/47, Federal National
	Mortgage Assn. 3.000%-4.000%, 2/1/27-9/1/47, and
	Government National Mortgage Assn. 3.500%,
	9/20/47, with a value of $32,742,000)	1.030%	10/2/17	32,100	32,100
	RBS Securities, Inc.
	(Dated 9/29/17, Repurchase Value $28,202,000,
	collateralized by U.S. Treasury Note/Bond 1.000%,
	2/15/18, with a value of $28,764,000)	1.040%	10/2/17	28,200	28,200
					115,500
Commercial Paper (1.9%)
13	Bank Nederlandse Gemeenten NV	1.210%	10/6/17	50,000	49,995
13	Bank Nederlandse Gemeenten NV	1.211%	10/10/17	100,000	99,976
13	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.181%	10/6/17	100,000	99,990
13	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.211%	10/12/17	50,000	49,985
	BNP Paribas (New York Branch)	1.141%	10/25/17	50,000	49,964
13	BPCE SA	1.172%	11/8/17	50,000	49,937

19

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
13	Canadian Imperial Bank of Commerce	1.151%	10/2/17	50,000	49,998
13	DNB Bank ASA	1.171%	10/26/17	50,000	49,963
	Exxon Mobil Corp.	1.101%	10/5/17	75,000	74,995
13	KFW	1.176%	11/1/17	96,667	96,574
13	PepsiCo Inc.	1.081%	10/10/17	40,000	39,991
13	PepsiCo Inc.	1.081%	10/11/17	75,000	74,981
13	PepsiCo Inc.	1.081%	10/16/17	40,000	39,984
	Swedbank AB	1.150%	10/2/17	50,000	49,999
	Swedbank AB	1.120%	10/4/17	50,000	49,999
13	Wal-Mart Stores, Inc.	1.101%	10/4/17	50,000	49,999
13	Walt Disney Co.	1.101%	10/24/17	22,500	22,485
13	Walt Disney Co.	1.101%	10/25/17	22,500	22,484
					1,021,299
Bank Notes (0.1%)
14	Bank of Montreal (Chicago Branch)	1.145%	10/27/17	99,000	79,272
Certificates of Deposit (0.2%)
14	Royal Bank of Canada (New York Branch)	1.158%	10/27/17	99,000	79,273
Total Temporary Cash Investments (Cost $1,516,580)					1,516,087
Total Investments (100.3%) (Cost $46,825,789)					54,350,262
Other Assets and Liabilities—Net (-0.3%)[12,15]					(155,653)
Net Assets (100%)					54,194,609

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $209,270,000.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate value of these securities was $5,206,972,000, representing 9.6% of net assets.
5 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
6 Adjustable-rate security.
7 Guaranteed by the Government of Japan.
8 Face amount denominated in Japanese yen.
9 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
10 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
11 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12 Includes $220,711,000 of collateral received for securities on loan.
13 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other "accredited investors." At September 30, 2017, the aggregate value of these securities was
$796,343,000, representing 1.5% of net assets.
14 Face amount denominated in Canadian dollars.
15 Cash of $10,996,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.

20

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21

© 2017 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA270_112017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellesley Income Fund

In our opinion, the accompanying statement of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the "Fund") as of
September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of
America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

November 16, 2017

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers
concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s
Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 21, 2017

VANGUARD WELLESLEY INCOME FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 21, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-32548,
Incorporated by Reference.